As filed with the Securities and Exchange Commission on February 17, 2015

Securities Act File No. 333-

Investment Company Act File No. 811-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Post-Effective Amendment No.

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ ] Amendment No.

Context Fundamental Value Long/Short Fund

(Exact name of Registrant as specified in Charter)

Three Canal Plaza, Suite 600

Portland, Maine 04101

(Address of principal executive offices)

Registrant's Telephone Number, including Area Code: (207) 347-2000

Gino E. Malaspina, Esq.

Atlantic Fund Services

Three Canal Plaza, Suite 600

Portland, Maine 04101

(Name and address of agent for service)

COPY TO:

Joshua Deringer, Esq.

Drinker Biddle & Reath, LLP

One Logan Square

18th and Cherry Street

Philadelphia, Pennsylvania 19107

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  [X]

It is proposed that this filing will become effective (check appropriate box)

[X] when declared effective pursuant to section 8 (c)

The following boxes should only be included and completed if the registrant is a registered closed-end management investment company or business development company which makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act and is making this filing in accordance with Rule 486 under the Securities Act.

[ ] immediately upon filing pursuant to paragraph (b)

[ ] on (date) pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)

[ ] on (date) pursuant to paragraph (a)

If appropriate, check the following box:

[ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is ____

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Shares of Beneficial Interest	2,000,000	$ 100	$ 200,000,000	$ 23,240

(1)	Estimated solely for purposes of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION CONTAINED IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS SUBJECT TO COMPLETION FEBRUARY 17, 2015

Context Fundamental Value Long/Short Fund

        [    ], 2015

Three Canal Plaza, Suite 600
Portland, Maine 04101
(207) 347-2000

Investment Objective. Context Fundamental Value Long/Short Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to achieve above-average capital growth through investments in securities and other instruments, including equities, equity-related securities, bonds and other fixed income securities, futures and forward contracts, other derivative instruments, currencies and commodities.

The Fund operates as an "interval fund," which means that the Fund, subject to applicable law, will offer to repurchase a portion of its outstanding shares at per share NAV on a regular schedule. The schedule requires the Fund to make repurchase offers once every three months (generally on the last business day of each calendar quarter). For each repurchase offer, the Fund will offer to repurchase 5% of its total outstanding shares (including all classes of shares), unless the Fund's Board of Trustees has approved a higher amount (but not more than 25% of total outstanding shares) for a particular repurchase offer. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of the shares they request for repurchase actually repurchased. The Fund expects to complete its first repurchase offer the later of _____________or a date six months following the date upon which the initial offering of shares terminates. As a result, an investment in the Fund during the initial offering will be illiquid for at least the first six months after investment. For more information on the Fund's interval structure, policies and related risks, see "RISKS—REPURCHASE OFFERS RISK" and "PERIODIC REPURCHASE OFFERS" below.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	[$ ]	[$ ]
Sales Load(1)	[$ ]	[$ ]
Proceeds to the Fund(2)	[$ ]	[$ ]

______________________

(1)Generally, the stated minimum initial investment by an investor in the Fund is [$25,000], which stated minimum may be reduced for certain investors. Investors purchasing Shares (as defined herein) may be charged a sales load of up to [3.00%] of the Investor's subscription. The table assumes the maximum sales load is charged.

(2)Assumes all shares currently registered are sold in the continuous offering. Shares will be offered during an initial public offering period at the offering price and in a continuous offering thereafter at the Fund's then current net asset value, plus any applicable sales load, as described herein. The Fund expects to incur organizational costs and initial offering costs of approximately $[    ]. The Fund's offering costs are being capitalized and amortized over the 12 month period beginning on [    ], 2015. The Fund will also bear certain ongoing offering costs associated with the Fund's continuous offering of Shares. See "Fund Expenses."

The Fund is offering on a continuous basis up to 2,000,000 shares of beneficial interest ("Shares"). Foreside Fund Services, LLC (the "Distributor") acts as the distributor of the Fund's Shares on a best efforts basis, subject to various conditions. The Distributor may enter into selected dealer agreements with various brokers and dealers ("Selling Agents"), some of which are affiliates of the Adviser, that have agreed to participate in the distribution of the Fund's Shares. Investments may be subject to a sales load in the amounts set forth below:

Investment Amount	Sales Load
$25,000-$249,999	3.00%
$250,000-$499,999	2.25%
$500,000-$749,999	1.50%
$750,000-$999,999	0.75%
$1,000,000 or more	0.00%

The Distributor and/or a Selling Agent (each as defined herein) may, in its discretion, waive the sales load for certain investors. See "Plan of Distribution." There is no minimum aggregate amount of Shares required to be purchased in the offering. No arrangements have been made to place funds received in connection with the Shares' offering in an escrow, trust or similar arrangement. Shares will be sold only to Eligible Investors (as defined herein). Shares will not be listed on any securities exchange.

Investment Portfolio. Although the Fund's principal investment focus is U.S. equities, the Fund holds a diversified portfolio of securities and other investments (including, from time to time, non-U.S. equities and bonds, currencies, commodities and all forms of derivative instruments). For a further discussion of the Fund's principal investment strategies, see "Investment Program."

Risk Factors and Restrictions on Transfer. Investing in Shares involves a high degree of risk. With very limited exceptions, Shares are not transferable and liquidity will be provided only through repurchase offers, which may be made from time to time by the Fund as determined by the Fund's Board of Trustees in its sole discretion. See "Repurchases and Transfers of Shares."

Management Fee. Pursuant to the Advisory Agreement, the Fund will pay to Context Advisors III, LLC (the "Adviser") a monthly fee at the annual rate of 2.00%, which will be applied to the Fund's average net assets for the month.

Incentive Fee. The Fund will pay to the Adviser a performance-based Incentive Fee, quarterly in arrears, generally accrued as of the end of each business day, equal to 20% of the Investment Profits (as defined below) attributable to each share for such calendar quarter; PROVIDED, HOWEVER, that an Incentive Fee with respect to a share will be paid only with respect to Investment Profits for the applicable calendar quarter in excess of unrecouped Investment Losses (as defined below) as of the end of the previous calendar quarter. See "Management of the Fund" for a more complete discussion of the Incentive Fee.

Subadvisory Fee. The Adviser will pay to Omega Advisors, Inc. (the "Subadviser") a subadvisory fee for its services at the annual rate of ___%, pursuant to a Subadvisory Agreement between the Adviser and the Subadviser. For the services provided and the expenses assumed by the Subadviser pursuant to the Subadvisory Agreement, the Adviser, not the Fund, will pay to the Subadviser an incentive fee quarterly in arrears. The incentive fee shall generally be accrued as of the end of each business day, equal to 17.5% of the Investment Profits, attributable to each share for such calendar quarter, provided however that an incentive fee with respect to a share will be paid only with respect to Investment Profits for the applicable calendar quarter in excess of Unrecouped Investment Losses.

Other Expenses. The Fund pays all other expenses incurred in the operation of the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

Reimbursement of Fund Expenses. The Adviser and/or its affiliates have contractually agreed to reimburse the Fund's expenses in order to keep the Fund's Other Fund Operating Expenses (exclusive of interest from borrowing, brokerage commissions, acquired fund fees and expenses, taxes and other non-routine expenses not incurred in the ordinary course of the Fund's business) from exceeding [____%]. This reimbursement agreement shall remain in effect until at least one year from the date of this Prospectus, and will continue thereafter for one year periods until terminated by the Board or terminated by the Adviser, upon thirty (30) days prior notice to the Fund, effective as of the close of business on the last day of such one year period. If, at any point, the Fund's Other Fund Operating Expenses (not including the excluded expense referenced above) are below the contractual cap, the Adviser is entitled to be reimbursed by the Fund in an amount equal to the difference between the Fund's Other Fund Operating Expenses (not including the excluded expense referenced above) and the contractual cap to recapture all or a portion of its prior expense reimbursements made during the preceding three-year period during which the reimbursement agreement was in place. For additional information on fees and expenses related to an investment in the Fund, see "_______________" below.

Eligible Investors. Shares are being sold only to investors that represent that they are "qualified clients" as defined in Rule 205-3(d)(1) under the Investment Advisers Act of 1940, as amended. The Distributor and/or any Selling Agent may impose additional eligibility requirements for investors who purchase shares through the Distributor or such Selling Agent. The minimum initial investment in the Fund by any investor is $25,000 and the minimum additional investment in the Fund by any investor is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Investors may only purchase their shares through the Distributor or through a Selling Agent.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated [    ], 2015, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing to the Fund c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 0410, (207) 347-2000. The table of contents of the SAI appears on page [    ] of this Prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

TABLE OF CONTENTS

SUMMARY OF TERMS	4

SUMMARY OF TERMS

THE FUND

Context Fundamental Value Long/Short Fund (the "Fund") is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company.

INVESTMENT OBJECTIVE

The Fund's investment objective is to achieve above-average capital growth through investments in securities and other instruments, including equities, equity-related securities, bonds and other fixed income securities, futures and forward contracts, other derivative instruments, currencies and commodities.

Because the Fund may seek to exploit opportunities by identification of both undervalued and overvalued securities, its portfolio may include both long and short positions. When deemed appropriate by the Subadviser, the Fund may make substantial investments in bonds and other fixed income securities, options, futures and forward contracts, other derivative instruments, currencies and money market instruments.

The Fund is not restricted in the various investment strategies that it may employ. It may engage in such strategies as risk, fixed income and convertible arbitrage, and its portfolio may include positions in securities and other obligations of companies which are experiencing financial or business difficulties. Generally, securities are purchased or sold on national securities exchanges and in the over-the-counter market, although from time to time securities may be purchased and sold in private transactions. The Fund will hold a portfolio of securities and other instruments, in an effort both to maximize returns and to minimize risk. It is not currently intended for the Fund to invest more than 10% of it's net assets (determined on an unleveraged basis at the time the investment is made) in the securities or other instruments of any one issuer, other than (i) securities of the U.S. or a non-U.S. government or any instrumentality thereof or (ii) a money market or other short-term instrument. To expand the investment expertise available to the Fund, the Adviser may retain, from time to time, sub-advisors to provide investment research and analysis and/or discretionary management to the Fund. Compensation to sub-advisors will be borne by the Adviser.

There can be no assurance that the Fund's investment objective will be achieved, and certain investment practices can, in some circumstances, potentially increase any adverse impact on the Fund's investment portfolio. Actual investment results may vary substantially from the investment objective. (See "Certain Risk Factors.")

INVESTMENT PROGRAM

In connection with its investment approach to U.S. equities, the Subadviser attempts to add value to the Fund's portfolio in four different ways:

First, the Subadviser makes a forecast as to the investment environment it anticipates for the period ahead. In its simplest terms, the Subadviser believes stocks are high-risk financial assets, while short-term bonds and cash are low-risk financial assets. The Subadviser believes, in general, that investors should accept stock market risk when the market is undervalued and likely to rise, and avoid that risk when the market is overvalued and likely to fall. This market direction forecast determines the Fund's risk exposure.

The Subadviser believes that asset allocation decisions in any 12-month period are more important in terms of the contribution to portfolio return than specific stock selections. The Subadviser spends a great deal of time in this area, determining the relative attractiveness of stocks vs. bonds and other asset classes in the U.S. and many non-U.S. markets.

The Subadviser attempts to add value to portfolio returns by identifying undervalued equity securities which it will purchase and hold until its price objectives are realized.

Finally, the Fund may take short positions in overvalued securities and markets for both capital gains and hedging objectives.

In making asset allocation decisions, the Subadviser begins with a macro-economic approach to determine the anticipated investment climate. Seven critical areas are studied encompassing well over one hundred different economic, monetary and valuation data points. In intensively studying these so-called building blocks of the investment environment, the Subadviser oversees the analysis of the economic environment, monetary policy, valuation screens for the aggregate market and over 1,500 individual securities, supply/demand patterns within the market as a whole, both consumer and investor attitudes and confidence levels, the quantity of attractive investment opportunities (which has important information content as to the stock market's overall attractiveness), and lastly, various technical indicators that provide insight into the market's internal structure and health. The investment objective of the Fund is non-fundamental and may be changed by the Trust's Board of Trustees without a shareholder vote.

In addition, while the Fund is a "non diversified" fund for purposes of the 1940 Act, the Fund has elected, and intends to qualify, to be treated as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a RIC under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in "qualified publicly traded Funds" (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the assets of the Fund is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the total assets of each of the Fund and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the total assets of each of the Fund is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more "qualified publicly traded Funds."

 In response to adverse market, economic or political conditions, the Fund may invest temporarily in high quality fixed income securities, money market instruments and money market funds or may hold cash or cash equivalents for temporary defensive purposes. In addition, the Fund may also make these types of investments pending the investment of assets in securities and other investments or to maintain the liquidity necessary to effect repurchases of Shares and pay Fund expenses.

LEVERAGE

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This requirement means that the value of the investment company's total indebtedness may not exceed one-third of the value of its total assets (including the indebtedness). The Fund's borrowings will at all times be subject to the Asset Coverage Requirement.

DISTRIBUTIONS

Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder (as hereinafter defined) whose Shares are registered in its own name will automatically be a participant under the DRIP (as defined herein) and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder specifically elects to receive all income dividends and/or capital gain distributions in cash.

THE OFFERING

The Fund is offering on a continuous basis through Foreside Fund Services, LLC (the "Distributor") 2,000,000 shares of beneficial interest ("Shares"). Shares will be offered during an initial public offering period at an initial offering price of $[_____] per Share, plus any applicable sales load, and in a continuous offering thereafter at the Fund's current net asset value per Share, plus any applicable sales load. See "Purchases of Shares." The Distributor may enter into selected dealer agreements with various brokers and dealers ("Selling Agents") that have agreed to participate in the distribution of the Fund's Shares. See "Plan of Distribution." The initial closing date for subscriptions for Shares is currently anticipated to be on or about [     ], 2015 (the "Initial Closing Date"). Subsequent to the Initial Closing Date, Shares may be purchased as of the first business day of each month at the Fund's then current net asset value per Share, plus any applicable sales load, from the Distributor or a Selling Agent. See "Calculation of Net Asset Value" and "Plan of Distribution."

Investors purchasing Shares in the Fund ("Shareholders") may be charged a sales load of up to 3.00% of the amount of the investor's purchase in the manner set forth below:

Investment Amount	Sales Load
$25,000-$249,999	3.00%
$250,000-$499,999	2.25%
$500,000-$749,999	1.50%
$750,000-$999,999	0.75%
$1,000,000 or more	0.00%

The Distributor and/or a Selling Agent may, in its discretion, waive the sales load for certain investors. Selling Agents may impose additional charges when you purchase Shares of the Fund. See "Purchases of Shares."

BOARD OF TRUSTEES

The Fund has a Board of Trustees (each member a "Trustee" and, collectively, the "Board of Trustees") that has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations. At least a majority of the Trustees are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser. See "Management of the Fund."

THE ADVISER

Context Advisers III, LLC serves as the Fund's investment adviser (the "Adviser"). The Adviser is a [limited liability company] formed under the laws of the State of Delaware. The Adviser is a registered investment adviser with the SEC.

THE SUBADVISER

Omega Advisors, Inc. serves as the Fund's subadviser (the "Subadviser"). The Subadviser is a corporation formed under the laws of the State of Delaware. The Subadviser is a registered investment adviser with the SEC. Omega currently provides discretionary investment advice and management services to (i) institutional clients such as pension plans, and (ii) privately placed investment funds.

The day-to-day portfolio management of the Fund is the responsibility of a team of investment professionals employed by the Subadviser ("Portfolio Managers"). The Portfolio Managers are subject to oversight by the Board of Trustees.

MANAGEMENT FEE

For its advisory services to the Fund, the Adviser is entitled to a fee, which is calculated and paid monthly, at an annual rate of 2.00% of the average net assets of the Fund.

INCENTIVE FEE

The Fund will pay to the Adviser a performance based incentive fee (the "Incentive Fee"), quarterly in arrears, generally accrued as of the end of each business day, equal to 20% of the Investment Profits attributable to each share for such calendar quarter; PROVIDED, HOWEVER, that an Incentive Fee with respect to a share will be paid only with respect to Investment Profits for the applicable calendar quarter in excess of Unrecouped Investment Losses as of the end of the previous calendar quarter. The Adviser does not need to "earn back" Incentive Fees previously paid to it in order to recognize profits subject to additional Incentive Fees. The Adviser will pay the Subadviser 17.5% of the Investment Profits pursuant to the Sub Advisory Agreement.

The term "Investment Profits" refers to an increase in the NAV of a share attributable to the net realized and unrealized gains arising from the Fund's investment activities during the calendar quarter (after deducting Fund expenses other than any accrued Incentive Fee for the calendar quarter and after adjusting for any repurchase of shares made during the calendar quarter).

The term "Unrecouped Investment Losses" refers to any decrease in the NAV of a share attributable to the net realized and unrealized losses arising from the Fund's investment activities (after deducting Fund expenses other than any accrued Incentive Fee for the calendar quarter and after adjusting for any repurchase of shares made during the calendar quarter) that have not been offset by subsequent Investment Profits since the formation of the Fund.

The Incentive Fee is accrued daily but only paid quarterly. When paid at the end of a quarter, the Incentive Fee is equal to 20% of the profits remaining after accruing all Fund expenses incurred during the quarter. Within a quarter, any such profits accrued (other than at the end of a quarter) are reversed by subsequent negative performance within the same quarter.

For example, if the Fund's performance was down 10% during the month of April, the Fund would have Unrecouped Investment Losses going into May. If the Fund had 5% Investment Profits during the month of May, the Fund would still have Unrecouped Investment Losses (but not as large) going into June. If during the month of June, the Fund had 15% Investment Profits, then the Fund would pay the Adviser an Incentive Fee equal to 20% of the

Investment Profits earned between April 1st and June 30th in excess of Unrecouped Investment Losses. The Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee earned during one quarter will not be reversed by the subsequent decline in assets of the Fund or negative Fund performance in any subsequent quarter. The Incentive Fee presents certain risks that are not present in Funds without incentive fees. In addition, although the aggregate fees payable by the Fund to the Adviser are similar to those of private Funds, they are generally higher than those paid by most registered investment companies.

A discussion regarding the basis for the Board's approval of the Advisory Agreement will be available in the Fund's next annual or semi-annual report to shareholders.

FEES AND EXPENSES

The Fund bears all expenses incurred in the business of the Fund. The Fund expects to incur organizational expenses and initial offering costs of approximately $ [     ]. The Fund's offering costs are being capitalized and amortized over the 12 month period beginning on the Initial Closing Date. See "Summary of Fees and Expenses" and "Fund Expenses."

ADMINISTRATOR

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or "Administrator"), as administrator for the Fund, performs certain administration, accounting and investor services. In consideration for these services, the Fund pays Atlantic a fee for services calculated based upon the average net assets of the Fund and reimburses certain of Atlantic's expenses. See "Management of the Fund - Administrator."

CUSTODIAN

Bank of New York Mellon ("Custodian") will serve as the custodian of the Fund. See "Management of the Fund - Custodian."

INDEMNIFICATION

Under the Fund's Declaration of Trust, the Fund has agreed to indemnify each member of its Board of Trustees and its officers (each such person hereinafter referred to as a "Fund Covered Person") to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Fund and against amounts paid or incurred by him or her in the settlement thereof, except where Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (ii) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

CONFLICTS OF INTEREST

The investment activities of the Adviser, the Subadviser and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. The Adviser's future investment activities, including the establishment of other Funds, may give rise to additional conflicts of interest. See "Conflicts of Interest."

PURCHASE OF SHARES

The minimum initial investment in the Fund by an investor is $[25,000]. Additional investments in the Fund must be made in a minimum amount of $[10,000]. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Additionally, the Fund may waive or reduce such minimum initial and additional investment amounts (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions.

Subsequent to the Initial Closing Date, the Fund will accept initial and additional purchases of Shares as of the first business day of each calendar month. The investor must submit a completed application form three business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds one business day prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account maintained by the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See "Other Risks — Possible Exclusion of a Shareholder Based on Certain Detrimental Effects."

ELIGIBLE INVESTORS

Each investor will be required to certify that the Shares are being acquired directly or indirectly for the account of a "qualified client" as defined in Rule 205-3(d)(1) under the Advisers Act. Investors who are "qualified clients" are referred to in this Prospectus as "Eligible Investors." Existing Shareholders seeking to purchase additional Shares will be required to qualify as "Eligible Investors" at the time of the additional purchase. The Distributor and/or any Selling Agent may impose additional eligibility requirements on investors who purchase Shares through the Distributor or such Selling Agent.

INVESTOR SUITABILITY

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor's investment objectives and personal situation and (ii) consider factors such as the investor's personal net worth, income, age, risk tolerance and liquidity needs. Prospective investors should be aware of how the Fund's investment objective and strategies fit into their overall investment portfolio, as the Fund is not designed to be, by itself, a well-balanced investment for any particular investor. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Shares in the Fund. See "Other Risks — Closed-End Fund; Liquidity Risks."

UNLISTED CLOSED-END STRUCTURE; LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

A Shareholder will not be able to redeem his, her or its Shares on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, the Fund's Shares are not transferable and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See "Other Risks — Closed-End Fund; Liquidity Risks."

INTERVAL FUND; PERIODIC REPURCHASES OF SHARES BY THE FUND

As an interval fund, the Fund will make periodic offers to repurchase a portion of its outstanding shares at NAV per share. The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers once every three months. The Fund expects to conclude its first repurchase offer the later of [__________, 2015] or a date six months following the date upon which the initial offering of shares terminates. As a result, an investment in the Fund made during the initial offering period must be held by the investor for at least six months.

For each repurchase offer, the Fund will offer to repurchase 5% of its total outstanding shares (including all classes of shares), unless the Fund's Board has approved a higher amount (but not more than 25% of total outstanding shares) for a particular repurchase offer. There is no guarantee that the Fund will offer to repurchase more than 5% of its total outstanding shares (including all classes of shares) in any repurchase offer, and there is no guarantee that you will be able to sell shares in an amount or at the time that you desire

The procedures that will apply to the Fund's repurchase offers are described in "PERIODIC REPURCHASE OFFERS" below.

Proceeds from the repurchase of shares will be paid in cash (in U.S. dollars).

SUMMARY OF TAXATION

The Fund expects to qualify, and to continue to qualify, as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long term capital gains over net short term capital losses) that it distributes to Shareholders.

The Fund will distribute substantially all of its net investment income and capital gains to Shareholders. These distributions generally will be taxable as ordinary income to the Shareholder. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See "Distribution Policy."

Subchapter M imposes strict requirements for the diversification of a fund's investments, the nature of a fund's income and a fund's distribution and timely reporting of income and gains. See "Tax Considerations."

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES

Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an "IRA"), and 401(k) and Keogh Plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan's investment in the Fund. See "ERISA Considerations."

REPORTS TO SHAREHOLDERS

The Fund furnishes to Shareholders, as soon as practicable after the end of each taxable year, information on Form 1099 as is required by law to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. The Fund's fiscal year end is [    ].

TERM

The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Fund's organizational documents.

RISKS

The Fund will invest in and actively trade securities and other financial instruments using a variety of investment techniques with significant risk characteristics. The Incentive Allocation made to the Adviser and Subadviser, as described above, may create an incentive for the Adviser and Subadviser to cause the Fund to make investments that are riskier than it would otherwise make. Moreover, an investment in the Fund provides limited liquidity since the Interests are not freely transferable and the Fund's shareholders will have limited redemption rights.

Investment in the Fund involves significant risk factors and is suitable only for persons who can bear the economic risk of the loss of their investment, who have limited need for liquidity in their investment and who meet the conditions set forth in this Prospectus. There can be no assurances that the Fund will achieve its investment objective. Investment in the Fund carries with it the inherent risks associated with investments in securities, as well as additional risks including, but not limited to, the use of options, derivatives, short sales, leverage, high yield securities and non-U.S. securities. Each prospective shareholder should carefully review this Prospectus before deciding to invest in the Fund. (See "Certain Risk Factors".)

Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment. See "Types of Investments and Related Risks."

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expect to incur and that Shareholders can expect to bear directly or indirectly.

To make an investment in the Fund, a prospective investor must open a brokerage account with a Selling Agent. Any costs associated with opening such an account are not reflected in the following table or the Examples below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

TRANSACTION FEES
Maximum sales load (percentage of purchase amount)[1]	3.00%
Maximum redemption fee	None

ANNUAL FUND EXPENSES (as a percentage of the Fund's net assets)
Management Fee[2]	[ %]
[Acquired Fund Fees and Expenses]	[ %]
Other Expenses[3]	[ %]
Total Annual Fund Expenses	[ %]
Less Fee Waiver and Expense Reimbursement[4]	[ %]
Annual Net Expenses	[ %]

EXAMPLE:

You would pay the following fees and expenses (including the sales load) on a $1,000 investment, assuming a 5% annual return: †

1 year††	3 years	5 years	10 years
$[ ]	$[ ]	$[ ]	$[ ]

Actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

† On an investment of $[    ] the Example would be as follows:

EXAMPLE:

You would pay the following fees and expenses (including the sales load) on a $[25,000] investment, assuming a 5% annual return:

1 year††	3 years	5 years	10 years
$[ ]	$[ ]	$[ ]	$[ ]

†† Year 1 expenses reflect a fee waiver and expense reimbursement agreement on the part of the Adviser, as set forth below.

1  Generally, the minimum initial investment by an investor in the Fund is $25,000, which minimum may be reduced for certain investors. Investors purchasing Shares may be charged a sales load of up to 3.00% of the Investor's subscription. The table assumes the maximum sales load is charged. Investments will be subject to a sales load in the amounts set forth below:

Investment Amount	Sales Load
$25,000-$249,999	3.00%
$250,000-$499,999	2.25%
$500,000-$749,999	1.50%
$750,000-$999,999	0.75%
$1,000,000 or more	0.00%

The Distributor and/or a Selling Agent may, in its discretion, waive the sales load for certain investors. See "Plan of Distribution."

2  For its advisory services to the Fund, the Adviser is entitled to a fee, which is calculated and paid monthly, at an annual rate of 2.00% of the average net assets of the Fund. The Fund also will pay to the Adviser a performance based incentive fee (the "Incentive Fee"), quarterly in arrears, generally accrued as of the end of each business day, equal to 20% of the Investment Profits attributable to each share for such calendar quarter; provided, however, that an Incentive Fee with respect to a share will be paid only with respect to Investment Profits for the applicable calendar quarter in excess of Unrecouped Investment Losses as of the end of the previous calendar quarter. The Adviser will pay the Subadviser 17.5% of the Investment Profits pursuant to the Sub Advisory Agreement.

3 Estimated for the current fiscal year assuming ending Fund net assets at [    ] of $[    ] million. See "Fund Expenses." Includes professional fees and other expenses.

4  The Adviser has contractually agreed to waive and/or reimburse the Fund's expenses (other than [Acquired Fund Fees and Expenses], extraordinary expenses, and_____________) to the extent necessary in order to cap the Fund's total annual operating expenses at [    ]% through _____________, 2016.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see "Fund Expenses," "Management Fee," and "Purchases of Shares."

FINANCIAL HIGHLIGHTS

The Fund has not yet commenced investment operations, and accordingly, the Fund has no Financial Highlights to present.

THE FUND

The Fund, which is registered under the 1940 Act as a non-diversified, closed-end management investment company, was organized as a Delaware statutory trust on December 22, 2014. The Fund intends to operate as an "interval" fund. The Fund intends to commence operations on or about the Initial Closing Date, as defined above. The Fund's principal office is located at Three Canal Plaza, Suite 600, Portland, Maine 04101, and its telephone number is (207) 347-2000. Responsibility for monitoring and overseeing the Fund's investment program and its management and operation is vested in the individuals who serve on the Board of Trustees. See "Management of the Fund - Board of Trustees."

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any sales loads paid by investors and net of the Fund's fees and expenses, are generally invested by the Fund as of the first business day of the month following the Fund's receipt of such proceeds.

The Fund expects that following receipt of the offering proceeds, the Fund will invest such proceeds as soon as practicable (but not in excess of six months) after each subscription date, in accordance with the Fund's investment objective and strategies and consistent with market conditions and the availability of suitable investments. See "Types of Investments and Related Risks" for a discussion of certain limitations applicable to the Fund.

INVESTMENT PROGRAM

The Fund's investment objective is to achieve above-average capital growth through investments in securities and other instruments, including equities, equity-related securities, bonds and other fixed income securities, futures and forward contracts, other derivative instruments, currencies and commodities.

In connection with its investment approach to U.S. equities, the Adviser attempts to add value to the Fund's portfolio in four different ways:

First, the Subadviser makes a forecast as to the investment environment it anticipates for the period ahead. In its simplest terms, the Subadviser believes stocks are high-risk financial assets, while short-term bonds and cash are low-risk financial assets. The Subadviser believes, in general, that one should accept stock market risk when the market is undervalued and likely to rise, and avoid that risk when the market is overvalued and likely to fall. This market direction forecast determines the Fund's risk exposure.

The Subadviser spends a great deal of time determining the relative attractiveness of stocks vs. bonds and other asset classes in the U.S. and many non-U.S. markets.

The Subadviser attempts to add value to portfolio returns by identifying undervalued equity securities which it will purchase and hold until its price objectives are realized.

Finally, the Subadviser may take short positions in overvalued securities and markets for both capital gains and hedging objectives.

In making asset allocation decisions, the Subadviser begins with a macro-economic approach to determine the anticipated investment climate. Seven critical areas are studied encompassing well over one hundred different economic, monetary and valuation data points. In intensively studying these so-called building blocks of the investment environment, the Subadviser oversees the analysis of the economic environment, monetary policy, valuation screens for the aggregate market and over 1,500 individual securities, supply/demand patterns within the market as a whole, both consumer and investor attitudes and confidence levels, the quantity of attractive investment opportunities (which has important information content as to the stock market's overall attractiveness), and lastly, various technical indicators that provide insight into the market's internal structure and health.

While analysis of so many variables increases the chance of data overload and confused decision-making, the Subadviser has found that successful investing requires an ability to avoid losses in bear markets. It is through thorough analysis of numerous economic data and valuation screens, as well as experienced investment judgment, that the Subadviser's approach can succeed in achieving the appropriate assessment of the risk characteristics of the investment environment. Investment risk is acceptable when, in the Subadviser's view, it is both appropriate and compensated for in the particular market's price structure.

After determining an investment outlook, the Subadviser's approach then concentrates on the asset allocation decision. Arriving at an appropriate asset mix requires a detailed understanding of a number of factors, some more macro in scope and others more portfolio specific. The key inputs to the asset mix decision include an overall assessment of the investment outlook, and analysis and valuation of the various financial alternatives available (e.g., stocks, bonds, futures and forward contracts, particular non-U.S. currencies and cash).

In conjunction with its macro-economic analysis, the Subadviser pursues a "bottom up" approach to stock selection. Often this will involve emphasis on the critical distinction between a company's business value and its market value:

•Business value reflects the price an informed buyer would pay for control of a corporation; market value reflects the price the marginal investor would pay for a minority position.

•Business value is an imprecise concept that can only be estimated with painstaking and exhaustive fundamental analysis; market value is a precise figure that is published daily in the financial press.

•Business value, though imprecise, is quite stable and changes only gradually over time; market value, though precise, is extremely volatile and can change dramatically in a single day.

•Business value is not affected by market value; market value must eventually reflect business value, but often deviates from it by a wide margin.

Business value is determined by a company's economic prospects; market value is determined by the economics of the marketplace (supply and demand).

In estimating a company's business value, the Subadviser follows an eclectic style that draws on various valuation techniques, since no single method can provide the "right" answer in all cases. For example, the focus might be on asset values (proven reserves) to evaluate an oil company, discounted cash flows (dividends) to evaluate an electric utility, or earnings potential (product pipeline) to evaluate a drug company. Some of the key factors considered include:

Management. Is management committed to enhancing shareholder value? Is it willing to consider share repurchases when prices fall below fair value? Is it capable of realizing the business potential of an enterprise? What percentage of outstanding shares is held by management?

Earnings power and cash flow generation. What is the company's surplus cash flow position? What are the economics of and the prospects for the company's main lines of business? What is the level and trend in corporate profitability? What is the company's market position and cost structure? Can the company maintain or expand its profit margins? Are there any unusual investment opportunities available to the company?

Asset Values. In what condition are the company's assets and what would it cost to replace them? Does the company have any "hidden" assets (such as patents, brand names, or franchises) that are not readily apparent in the financial statements? What is the market value of the company's real estate holdings?

Risks. What is the strength of the company's financial position? Can it readily meet its fixed obligations in a bad year? Can it tap the equity and debt markets if needed? How dependent is the company on a single product, customer, or supplier? Are labor relations good? Is the technology stable? Is the company vulnerable to competition from lower cost imports?

Once business values have been estimated, they are compared to market prices in order to arrive at an informed investment decision. Business value is estimated independent of market prices. This helps to keep valuation judgments from being swayed by the often random gyrations of the marketplace. After comparing business value to market price, a purchase decision can result from any one of three relationships:

(1) market price is significantly below business value,

(2) market price is at or near current business value, but business value is appreciating rapidly, or

(3) market price is at or near current business value, but asset utilization and business value would improve markedly under different management.

The Subadviser does not limit itself to a value approach to selection of particular investments. In addition to analyzing business values, factors such as mergers, acquisitions and values under a liquidation or reorganization analysis may be considered in selecting portfolio securities.

The Subadviser's approach identifies negative, as well as positive, trends at the macro-economic level and overvalued, as well as undervalued, securities. As a result, its portfolio may include both long and short positions, as appropriate. A short sale involves the sale of a security that the Fund does not own in the hope of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender which is accomplished by a later purchase of the security by the Fund. In the United States, when a short sale is made, the seller must leave the proceeds thereof with the broker and it must also deposit with the broker an amount of cash or United States Government securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. If short sales are effected on a non-U.S. exchange, depending on the Subadviser's view of the market and particular securities, short positions may be substantial. Securities in the portfolio may include, among others, equities and equity-related securities, including common and preferred stocks, convertible securities, warrants and options. When deemed appropriate by the Subadviser, the Fund may make substantial investments in bonds and other fixed income securities, repurchase and reverse repurchase agreements, all forms of derivative instruments including futures contracts, forward contracts and swaps, currencies, commodities and money market instruments.

TYPES OF INVESTMENTS AND RELATED RISKS

The Fund is not restricted in the various investment strategies that it may employ. It may engage in such strategies as risk, fixed income and convertible arbitrage. Its portfolio may include positions in securities and other obligations (such as loan participations, accounts and notes receivable and payable and other claims) of companies which are experiencing financial or business difficulties, and the Fund is authorized to participate in funding plans of reorganization and debtor-in-possession financing.

Generally, securities are purchased or sold on national securities exchanges and in the over-the-counter market, although from time to time securities, including non-publicly traded securities, may be purchased and sold in private transactions. Transactions will be governed by local law. A short sale involves the theoretically unlimited risk of an increase in the market price of the security that would result in a theoretically unlimited loss.

When the Fund enters into a repurchase agreement, it "sells" securities issued by U.S. and non-U.S. sovereign governments or agencies thereof to a broker-dealer or financial institution and agrees to repurchase such securities for the sales price paid by the broker-dealer or financial institution, plus interest at a negotiated rate. In effect, the Fund borrows funds (which it uses to make investments) and secures the obligation to repay by pledging portfolio securities. In a reverse repurchase transaction, the Fund "buys" securities issued by the U.S. Government or agencies thereof from a broker-dealer or financial institution, subject to the obligation of the broker-dealer or financial institution to repurchase such securities at the price paid by the Fund, plus interest at a negotiated rate. A reverse repurchase transaction is, in effect, a short-term loan by the Fund to a broker-dealer or financial institution secured by a pledge or hypothecation of securities held by the broker-dealer or financial institution.

The Fund may invest, on margin or otherwise, in securities and other financial instruments of the United States and non-U.S. entities, including, without limitation: capital stock; shares of beneficial interest; Fund interests and similar financial instruments; bonds, notes, debentures (whether denominated in U.S. or non-U.S. currencies, subordinated, convertible or otherwise, and, if collateralized, secured by equity interests in operating companies, agricultural products or otherwise); currencies; interest rate, currency, commodity, equity and other derivative products, including, without limitation, (i) futures contracts (and options thereon) relating to stock indices, currencies, United States Government securities and securities of non-U.S. governments, other financial instruments and all other commodities, (ii) swaps, options, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements relating to or securing such transactions; equipment lease certificates; equipment trust certificates; loans (including, without limitation, structured loans with equity components); accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; mutual funds; U.S. and non-U.S. money market funds; obligations of the United States, any state thereof, non-U.S. governments, and instrumentalities of any of them; commercial paper; certificates of deposit; bankers' acceptances; trust receipts; and other obligations and instruments or evidences of indebtedness of whatever kind or nature; in each case, of any person, corporation, government or other entity whatsoever, whether or not publicly traded or readily marketable.

The Fund does not invest in real estate or real estate mortgage loans, except that it may purchase and sell readily marketable securities or real estate investment trusts and like entities whose assets consist substantially of equity interests in real property, or mortgages and other liens on or interests in real property.

The Fund, when deemed appropriate by the Adviser and subject to applicable regulations, may use leverage in its investment program. Any leverage entered into by the Fund will be in accordance with asset segregation and coverage requirements. Additionally, the Fund may purchase and sell put, call and other options on stocks and stock indices and futures and forward contracts on non-U.S. currencies, United States or non-U.S. government securities, stock indices and other commodities. These techniques are used both as independent profit opportunities and to hedge existing long and short positions. The Fund uses "leverage" when it borrows money from banks to purchase securities or sell securities short, or with respect to investments in derivatives. To the extent that the Fund uses leverage, its net assets will tend to increase or decrease at a greater rate than if borrowed money is not used.

The Fund may trade in all types of futures contracts and options thereon. The Adviser and Subadviser are registered as commodity pool operators with the Commodity Futures Trading Commission and are members of the National Futures Association [The Adviser has made an election with respect to the Fund pursuant to Rule 4.5 promulgated by the Commodity Futures Trading Commission under the Commodity Exchange Act of 1974, as amended, (the "CEA"), exempting it from certain disclosure, reporting and recordkeeping requirements under the CEA and regulations thereunder. ]

Any excess funds of the Fund are invested directly or indirectly in money market instruments or other cash equivalents (including, without limitation, the overnight repo market) deemed appropriate by the Subadviser. Any income earned from such investments will be reinvested by the Fund in accordance with its investment program.

The Fund's investment program is speculative and entails substantial risks. There can be no assurance that the investment objectives of the Fund will be achieved. In fact, the practices of leverage and other investment techniques which the Fund may employ from time to time can, in certain circumstances, increase the adverse impact to which the Fund's investment portfolio may be subject. (See "Certain Risk Factors")

Investment Related Risks

Market Risks. The success of any investment activity is affected by general economic conditions, which may affect the level and volatility of interest rates and the extent and timing of investor participation in the markets for both equities and interest-sensitive securities. Unexpected volatility or illiquidity in the markets in which the Fund holds positions could impair the Fund's, ability to carry on its business or cause it to incur losses. The profitability of a significant portion of the Fund's investment program may depend to a great extent upon correctly assessing the future course of price movements of stocks, bonds and certain derivative instruments and securities in which the Fund invests. There can be no assurance that the Subadviser will be able to predict those price movements accurately.

Volatility of Financial Markets; Risks of Certain Investment Strategies. In recent years, the financial markets evidenced an exceptional level of volatility. Heightened volatility could disrupt the investment strategy of the Fund, decrease the value of the Fund's portfolio and adversely impact its profitability and the profitability of the Fund. If the Subadviser's evaluation of an investment opportunity should prove incorrect, the Fund could experience losses as a result of a decline in the market value of securities. The risk management techniques that may be utilized by the Subadviser will not provide any assurance that the Fund will not be exposed to a risk of significant investment losses. The Subadviser's investment programs may utilize such investment techniques as leverage, including futures and options on securities indexes; currencies and commodities, as well as forward currency transactions, warrants and swaps (subject to applicable regulatory requirements) which practices can, in certain circumstances, increase the adverse impact to which the Fund may be subject. The timing of such adverse impacts cannot be predicted and may result in substantial volatility in the performance of the Fund.

The Fund is subject to the risk that trading activity in securities in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single issuer or a market sector or other factors. If trading in particular securities or classes of securities is impaired, it may be difficult for the Fund to properly value any of its assets represented by such securities.

General Risks of Securities Activities. All securities investing and trading activities risk the loss of capital. Although the Adviser will attempt to moderate these risks, no assurance can be given that the Fund's investment activities will be successful or that Shareholders will not suffer losses. Following below are some of the more significant specific risks that the Subadviser believes are associated with the Fund's style of investing:

Equity Securities. The Fund may hold long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.

Growth Investing. The Fund invests in "growth" stocks. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Bonds and Other Fixed Income Securities. The Fund may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. The Fund will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government securities") or by a non-U.S. government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Below Investment Grade Fixed Income Securities. The Fund may invest or hold securities rated lower than Baa by Moody's, BBB by Standard & Poor's, or the equivalent rating of another nationally recognized statistical rating organization, which are considered below investment grade, or in comparable unrated securities. The Fund may continue to hold previously acquired securities that subsequently become rated below investment grade. Below investment grade securities are commonly known as "high yield" or "junk bonds." Securities which are in the lower-grade categories generally offer a higher current yield than is offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, and greater liquidity concerns.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have in the past been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The markets for high yield securities may be less liquid than the markets for investment grade securities. To the extent that there is no established retail market for high yield securities in which the Fund may invest trading in such securities may be relatively inactive. Prices of high yield securities may decline rapidly if a significant number of holders were to decide to sell their holdings in those securities. Changes in expectations regarding an individual issuer of high yield securities generally could reduce market liquidity for such securities and make their sale by the Partnership more difficult.

Credit Rating Risk. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may be incorrect in their assessments or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the creditworthiness of the security.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Fund could lose its entire investment. The values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. In addition, in purchasing a synthetic convertible security, the Fund may have counterparty (including counterparty credit) risk with respect to the financial institution or investment bank that offers the instrument. Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security.

Preferred Securities. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or noncumulative, participating or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Short Sales. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

The Fund may make "short sales against-the-box," in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If the Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with initiating, maintaining and closing-out short sales against-the-box.

On September 19, 2008, in response to spreading turmoil in the financial markets, the Securities and Exchange Commission (the "SEC") temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. Various international regulatory bodies, including the United Kingdom's Financial Services Authority, also promulgated restrictions on short selling at that time. The SEC's temporary ban on short selling of such stocks has since expired, but similar restrictions and/or additional disclosure requirements may be promulgated at any time. Restrictions on the short sale of the securities of financial services companies based in the European Union are now subject to certain regulatory restrictions, with some local regulators imposing their own additional restrictions. If Funds are subjected to such new restrictions, they may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of Funds to execute their investment strategies generally, especially if short selling is a fundamental element of their strategies. The SEC has subsequently adopted amendments to Regulation SHO under the Securities Exchange Act of 1934 that restrict the ability to engage in a short sale at a price that is less than or equal to the current best bid if the price of the covered security has decreased by 10% or more from the covered security's closing price as of the end of the prior day ("a short sale-related circuit breaker"). See "Types of Investments and Related Risks — Other Risks — Legal and Regulatory Risks."

Structured Finance Instruments. The Fund may invest in structured finance instruments such as, for example, equipment trust certificates, collateralized mortgage obligations, collateralized debt obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured finance instruments may present risks similar to those of the other types of investments in which the Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance instruments. Moreover, investing in structured finance instruments may entail a variety of unique risks. Certain classes of such securities may be subordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Among other risks, structured finance instruments may be subject to prepayment risk. In addition, the performance of a structured finance instrument will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. Moreover, a rapid change in the rate of defaults may have a material adverse effect on the yield to maturity. While a credit rating downgrade of structured finance instruments may cause the Fund to incur losses, it is also possible that the Fund may incur losses on its investments in financial instruments regardless of their ratings by ratings agencies.

Many structured finance instruments are highly complex instruments and may be sensitive to changes in interest rates, prepayment rates or both. There is no guarantee that a liquid market will exist for any structured finance instrument that the Partnership may wish to sell. Structured finance instruments generally are limited or non-recourse obligations payable solely from underlying assets or collateral securities or the proceeds thereof. Consequently, holders of structured finance instruments must rely solely on distributions on the underlying assets or collateral securities or proceeds thereof for payment in respect of the structured finance instruments. The underlying assets are subject to, among other things, credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks and may fluctuate with the financial conditions of the underlying issuers and borrowers. In the event that issuers of the underlying collateral securities or borrowers on the underlying assets default on their obligations, or distributions on the underlying assets or collateral securities are insufficient to make payments in respect of the structured finance instruments, no other assets will be available for the payment of the deficiency. There is no guarantee that liquidation of underlying assets and collateral securities will be sufficient to repay investors for their investment in such structured finance instruments.

In addition, structured finance instruments may involve risks different from those of the assets or securities underlying or backing such structured finance instruments. The failure by a servicer, sponsor or manager of a structured finance instrument to perform adequate credit review scrutiny of underlying assets or collateral securities or to otherwise fulfill its obligations with respect to a structured finance instrument may lead to the liquidation of, or default on, such structured finance instruments. Such failures and defaults may have a negative impact on the return of the structured finance instruments and the performance of the Fund.

The Dodd-Frank Act could significantly challenge the ability to consummate structured finance transactions based on credit derivatives and may adversely affect even the more traditional consumer finance or trade receivables securitizations, to the extent it increases the cost of interest rate and currency hedging transactions. While disincentives to synthetic securities transactions probably are intentional, adversely affecting the ability of traditional structures to hedge interest rate and currency risk may be an additional, unintended effect of the new rules and may reduce or increase the costs of credit available to consumers or manufacturing companies.

Event-Driven Arbitrage. The difference between the price paid by the Fund for securities of a company involved in an announced deal and the anticipated value to be received for such securities upon consummation of the proposed transaction will often be very small. The Subadviser may determine that the offer price for a security that is the subject of a tender offer is likely to be increased, either by the original bidder or by another party. In those circumstances, the Subadviser may purchase securities above the offer price, thereby exposing the Fund to an even greater degree of risk. However, when the Subadviser determines that it is probable that a previously-announced transaction involving a company will not be consummated, it may sell the securities of the target company short, at times significantly below the announced price for the securities in the transaction. If the transaction (or another transaction, such as a defensive merger or a friendly tender offer) is consummated at the announced price or a higher price, the Subadviser may be forced to cover the short positions in the market at a higher price than the short sale price, resulting in a loss.

The consummation of mergers, exchange offers and cash tender offers can be prevented or delayed by a variety of factors. Offers for tender or exchange offers customarily reserve the right to cancel such offers in a variety of circumstances, including, without limitation: an insufficient response from shareholders of the target company; a material adverse change in or affecting the business, operations, properties, condition (financial or otherwise), or prospects of the target company; litigation arising from or in connection with a proposed transaction; and lack of or delay in anti-trust approval. Even if the defensive activities of a target company or the actions of regulatory authorities fail to defeat an acquisition, they may result in significant delays, during which an underlying fund's capital will be committed to the transaction and interest charges may be incurred on funds borrowed to finance its arbitrage activities in connection with the transaction. If the proposed transaction appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the securities will usually decline sharply, perhaps by more than the Fund's anticipated profit.

The Fund may invest and trade in securities of companies which the Subadviser believes are undervalued in the sense that, although they are not the subject of an announced tender offer, merger or acquisition transaction, in the Subadviser's view the companies are potential candidates for such transaction. In such a case, if the anticipated transaction does not in fact occur, the Fund may sell the securities at a loss.

Real Estate. Investing in real estate, including real estate investment trusts ("REITs") may subject the Fund to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs also may be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private Funds in real estate may be more illiquid than securities issued by other Funds generally, because the Funds' underlying real estate investments may tend to be less liquid than other types of investments.

Non-U.S. Securities. The Fund may invest in non-U.S. securities denominated in non-U.S. currencies and/or traded outside of the United States. Such investments require consideration of certain risks typically not associated with investing in U.S. securities or property. Such risks include, among other things, trade balances and imbalances and related economic policies, unfavorable currency exchange rate fluctuations, impositions of exchange control regulation by the United States or foreign governments, United States and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation, and economic or political instability in foreign nations.

There may be less publicly available information about certain foreign companies than there would be in the case of comparable companies in the United States. Certain foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of United States companies. Securities markets outside the United States, while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices are more volatile than securities of comparable United States companies. In addition, settlement of trades in some non-U.S. markets is much slower and more susceptible to failure than in U.S. markets.

The risks associated with investing in non-U.S. securities may be greater with respect to those issued by companies located in emerging industrialized or less developed countries. Risks particularly relevant to emerging markets may include higher dependence on exports and the corresponding importance of international trade, greater risk of inflation, greater controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in and control over the economies, governmental decisions to cease support of economic reform programs or to impose centrally planned economies, and less developed corporate laws regarding fiduciary duties of officers and directors and protection of investors.

Other risks of investing in non-U.S. securities include the following:

Non-U.S. Exchanges. The Fund may trade, directly or indirectly, futures and securities on exchanges located outside of the United States. Some non-U.S. exchanges, in contrast to U.S. exchanges, are "principal's markets" in which performance is solely the individual member's responsibility with whom the Fund has entered into a commodity contract and not that of an exchange or clearinghouse, if any. In the case of trading on non-U.S. exchanges, the Fund will be subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to contracts. Moreover, since there is generally less government supervision and regulation of non-U.S. exchanges, clearinghouses and clearing firms than in the United States, the Fund is also subject to the risk of the failure of the exchanges on which its positions trade or of their clearinghouses or clearing firms, and there may be a high risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Non-U.S. Government Securities. The Fund's non-U.S. investments may include debt securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities and supranational entities. The Fund may invest in debt securities issued by certain "supranational" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. An example of a supranational entity is the International Bank for Reconstruction and Development (commonly referred to as the "World Bank").

Investment in sovereign debt of non-U.S. governments can involve a high degree of risk, including additional risks not present in debt obligations of corporate issues and the U.S. government. The issuer of the debt or the government authority that controls the repayment of sovereign debt may be unable or unwilling to repay the principal and/or interest when due in accordance with the terms of the debt, and the Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor's or governmental entity's willingness or ability to repay principal and/or interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's or governmental entity's policy toward international lenders, such as the International Monetary Fund, the political constraints to which a governmental entity may be subject, and changes in governments and political systems. At certain times, certain countries (particularly emerging market countries) have declared moratoria on the payment of principal and interest on external debt. Governmental entities may also depend on expected disbursements from non-U.S. governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

Currencies. The Fund may invest a portion of its assets in non-U.S. currencies, or in instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. dollar. To the extent unhedged, the value of the Fund's assets will fluctuate with U.S. dollar exchange rates, as well as the price changes of its investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of increases, and magnify the effect of decreases, in the prices of securities denominated in currencies other than the U.S. dollar and held by the Fund in such securities' respective local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on the non-U.S. dollar securities of the Fund. In addition, some governments from time to time impose restrictions intended to prevent capital flight, which may for example involve punitive taxation (including high withholding taxes) on certain securities transfers or the imposition of exchange controls making it difficult or impossible to exchange or repatriate the local currency.

The Fund may utilize currency forward contracts and options to hedge against currency fluctuations. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals that deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade, and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. In respect of such trading, the Fund is subject to the risk of counterparty failure or the inability or refusal by a counterparty to perform with respect to such contracts. Market illiquidity or disruption could result in major losses to the Fund.

European Economic Risk. European financial markets have recently experienced volatility and have been adversely affected by concerns about rising government debt levels, credit rating downgrades, and possible default on or restructuring of government debt. These events have affected the value and exchange rate of the euro. Investing in euro-denominated (or other European currency-denominated) securities also entails the risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. The governments of several member countries of the European Union ("EU") have experienced large public budget deficits, which have adversely affected the sovereign debt issued by those countries and may ultimately lead to declines in the value of the euro. It is possible that EU member countries that have already adopted the euro could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country's forced expulsion from the euro on that country, the rest of the EU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro would likely have an extremely destabilizing effect on all eurozone countries and their economies and a negative effect the global economy as a whole. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

Use of Leverage. The Fund may use leverage for certain operational purposes only, to the extent permitted by the 1940 Act and rules thereunder. Specifically, the Fund may borrow money through a credit facility or other arrangements, to manage timing issues in connection with the acquisition of its investments (i.e., to provide the Fund with temporary liquidity to acquire investments).

The use of leverage is speculative and involves certain risks. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to redeem investments at inopportune times, which may further depress the returns of the Fund.

The 1940 Act's Asset Coverage Requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company's total indebtedness may not exceed one-third of the value of its total assets (including the indebtedness). The Fund's borrowings will at all times be subject to the Asset Coverage Requirement.

Small and Medium Capitalization Issuers. The Fund may invest in the securities of companies with small- to medium-sized capitalizations. While the securities of such companies often provide significant potential for appreciation, smaller-capitalization securities involve higher risks in some respects than do investments in the securities of larger companies. For example, prices of small-capitalization and even medium-capitalization securities are often more volatile than prices of large-capitalization securities, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than that for larger, "blue-chip" companies. In addition, due to thin trading in some small-capitalization securities, an investment in such securities may be relatively illiquid.

Non-Diversified Status. The Fund is a "non-diversified" investment company for purposes of the 1940 Act, which means that it is not subject to limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund's net asset value may therefore be subject to greater volatility than that of an investment company that is subject to such a limitation on diversification. In addition, while the Fund is a "non-diversified" fund for purposes of the 1940 Act, the Fund has elected, and intends to qualify, to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in "qualified publicly traded Funds" (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the assets of the Fund is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the total assets of the Fund and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the total assets of the Fund is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more "qualified publicly traded Funds." The Fund intends to distribute at least annually all or substantially all of its net investment income as dividends to its shareholders; however, this policy may be changed at any time by the Fund.

Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by the Fund to a bank or securities dealer and the Fund's simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of the Fund's investment portfolio.

Purchasing Initial Public Offerings. The Fund may purchase securities of companies in initial public offerings of any equity security ("new issues") or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, the Fund. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Special Investment Instruments and Techniques

The Fund may utilize a variety of special investment instruments and techniques described below to hedge the Fund's portfolio against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve the Fund's investment objective. The Subadviser, on behalf of the Fund, may also use certain of these special investment instruments and techniques for either hedging or non-hedging purposes as described below. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. The Fund may invest in, or enter into, derivatives or derivatives transactions ("Derivatives"). Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by the Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Fund as a whole. These Derivatives involve not only the risks of the underlying assets, but also the risks (including acceleration of the financing embedded in the structure and/or restrictions imposed on the management and nature of the permissible reference assets) and costs of creating the Derivatives. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on the performance of the Fund.

If the Fund invests in Derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the Fund's return or result in a loss. The Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if the Fund is unable to liquidate the position because of an illiquid secondary market and an inability to terminate the derivatives contract. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

With respect to Derivatives involving high yield and other debt securities, the Fund will usually have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such Derivatives in any one counterparty may subject the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

Futures and Options and Derivative Instruments. The Fund may invest in certain futures contracts, including stock index futures contracts, futures contracts on government securities, interest rates, non-U.S. currencies, commodities, and the Fund may trade options on such futures contracts, including purchasing call options, writing (selling) naked or covered call options and purchasing or selling put options on such futures contracts. The Fund may also purchase or sell options on securities and securities indices. In addition, the Fund may enter into forward contracts, currency transactions and various swap and swap-like arrangements.

Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the trader. Moreover, futures positions are marked to market each day and variation margin payments must be paid to or by a trader.

Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Although the Fund typically enters into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day's trading beyond certain set limits. If prices fluctuate during a single day's trading beyond those limits, the Partnership could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses.

In addition, the CFTC and various exchanges impose speculative position limits on the number of positions a person or group may hold or control in particular commodities. For purposes of complying with speculative position limits, the Fund's outright positions (i.e., those that are not bona fide hedge positions or spread positions specifically exempted from speculative limits) may be aggregated with positions of certain related persons and, as a result, the Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts.

When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.

Unlike trading on domestic futures exchanges, trading on non-U.S. futures exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

Use of other derivative instruments presents many of the same risks as those discussed above regarding futures contracts, including those risks relating to volatility, liquidity, hedging and non-U.S. trading.

Options trading involves certain additional risks. Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Stock or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange traded option.

Warrants and Rights. Warrants are Derivatives that permit, but do not obligate, their holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. The Fund may enter into equity, interest rate, and index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.

The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a "basket" of securities representing a particular index.

Most swap agreements entered into by the Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap.

Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller.

Lending Portfolio Securities. The Fund may lend its securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. In connection with any such transaction, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience loss if the institution with which the Fund has engaged in a portfolio loan transaction breaches its agreement with the Fund.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Restricted and Illiquid Investments. The Subadviser anticipates that the Fund may invest a portion of the value of its total assets in restricted securities and other investments that are illiquid. To the extent that the Fund invests in restricted or other illiquid securities, the valuation of such securities, which is complex and uncertain, will be determined by the Adviser, whose determination will be final and conclusive as to all parties. The value established may not reflect accurately the amount that could be realized if the securities were sold.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, the Fund might obtain a less favorable price than the price that prevailed when the Fund decided to sell.

The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

Counterparty Credit Risk. Many of the markets in which the Fund effects its transactions are "over-the-counter" or "interdealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent the Fund invests in repurchase agreements, swaps, derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such "counterparty risk" is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses. In addition, the Fund is subject to the risk that a counterparty may be unable to settle a transaction due to such counterparty's insolvency, inability to access sufficient credit, or other business factors.

The Fund may be subject to risk of loss of its assets on deposit with a broker in the event of the broker's bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, or the bankruptcy of an exchange clearing house. Although the Commodity Exchange Act requires a commodity broker to segregate the funds of its customers, if a commodity broker fails to properly segregate customer funds, the Fund may be subject to a risk of loss of its funds on deposit with such broker in the event of such broker's bankruptcy or insolvency, The Fund may be subject to risk of loss of its funds on deposit with foreign brokers because foreign regulatory bodies may not require such brokers to segregate customer funds. The Fund may be required to post margin for its foreign exchange transactions either with its broker or other foreign exchange dealers who are not required to segregate funds (although such funds are generally maintained in separate accounts on the foreign exchange dealer's books and records in the name of the Fund). Under certain circumstances, such as the inability of another customer of the commodity broker or foreign exchange dealer or the commodity broker or foreign exchange dealer itself to satisfy substantial deficiencies in such other customer's account, the Fund may be subject to a risk of loss of its funds on deposit with such broker or dealer, even if such funds are properly segregated. In the case of any such bankruptcy or customer loss, the Fund might recover, even if respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of such broker's or dealer's customers.

Commodity Futures Contracts. Trading in commodity interests may involve substantial risks. The low margin or premiums normally required in such trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from promptly liquidating unfavorable positions and could subject the Fund to substantial losses. In addition, Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (the "CFTC") may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract, or order that trading in a particular contract be conducted for liquidation only.

Trading in commodity futures contracts and options is a highly specialized activity which may entail greater than ordinary investment or trading risks. The price of stock index futures contracts may not correlate perfectly with the movement in the underlying stock index because of certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Successful use of stock index futures contracts by the Fund also is subject to the Subadviser's ability to predict correctly movements in the direction of the market.

Non-U.S. Futures Transactions. The Fund may invest in non-U.S. commodity futures contracts and in options thereon. Non-U.S. futures transactions involve executing and clearing trades on a non-U.S. exchange. This is the case even if the non-U.S. exchange is formally "linked" to a U.S. exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No U.S. organization regulates the activities of a non-U.S. exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no U.S. regulator has the power to compel enforcement of the rules of the non-U.S. exchange or the laws of non-U.S. countries. Moreover, such laws or regulations will vary depending on the country in which the transaction occurs. For these reasons, Funds which trade on non-U.S. exchanges may not be afforded certain of the protections which apply to U.S. commodity futures transactions, including the right to use U.S. alternative dispute resolution procedures. In particular, funds received from Funds to margin non-U.S. futures transactions may not be provided the same protections as funds received to margin futures transaction on U.S. exchanges. In addition, the price of any non-U.S. futures or option contract, and therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the non-U.S. exchange rate between the time the order is placed and the non-U.S. futures contract is liquidated or the non-U.S. option contract is liquidated or exercised.

Possible Effects of Speculative Position Limits. The CFTC and the U.S. commodities exchanges have established limits referred to as "speculative position limits" on the maximum net long or short speculative futures positions that any person may hold or control in derivatives traded on U.S. commodities exchanges. All accounts owned or managed by a commodity trading adviser, its principals and their affiliates generally will be combined for position limit purposes. Because futures position limits allow a commodity trading advisor, its principals and their affiliates to control only a limited number of contracts in any one commodity, the Adviser and Subadviser and their principals and affiliates are potentially subject to a conflict among the interests of all accounts the Adviser and Subadviser and their principals and their affiliates control which are competing for shares of that limited number of contracts. Although the Subadviser may be able to achieve the same or similar performance results with OTC substitutes for futures contracts, the OTC market may be subject to differing prices, lesser liquidity and greater counterparty credit risks than on U.S. commodities exchanges. The Adviser and Subadviser may be required to reduce the size or number of positions that would otherwise be held for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. Modification of trades that would otherwise be made by the Fund, if required, could adversely affect the Fund's operations and profitability. A violation of speculative position limits by an Investment Manager could lead to regulatory action materially adverse to the Fund's prospects for profitability.

The speculative position limits of the CFTC and U.S. commodities exchanges are subject to change. Any new or additional position limits imposed on an Investment Manager and its principal and affiliates may impact the Fund's ability to invest in a manner that most efficiently meets its investment objective.

Other Instruments and Future Developments. The Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments, and certain other customized "synthetic" or derivative instruments, which will be subject to varying degrees of risk. In addition, the Fund may take advantage of opportunities with respect to certain other "synthetic" or derivative instruments which are not presently contemplated, or which are not presently available, but which may be developed and which may be subject to significant degrees of risk.

Hedging Limitations. The Fund may utilize financial instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of the Fund's portfolio positions as a result of changes in currency exchange rates and market interest rates. However, the Subadviser is not required to establish hedges for portfolio positions and may determine not to hedge against particular risks or may not anticipate the occurrence of such risks. Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus offsetting the decline in the portfolio positions' value. Such hedge transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Subadviser to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that the Subadviser is not able to enter into a hedging transaction at a price sufficient to protect the Fund from the decline in value of the portfolio position anticipated as a result of such a fluctuation.

The success of the Fund's hedging transactions will be subject to the Subadviser's ability to correctly predict movements in and the direction of currencies and interest rates. Therefore, while the Fund may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in a poorer overall performance for the Fund than if it had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, the Subadviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Partnership to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund's portfolio holdings.

OTHER RISKS

Investing in the Fund involves risks other than those associated with investments made by Funds, including those described below:

Limited Operating History. The Fund is a newly-organized non-diversified, closed-end management investment company with no direct operating history that investors can use to evaluate its investment performance.

Performance Incentive Arrangements. The Fund will pay to the Adviser a performance-based Incentive Fee, quarterly in arrears, generally accrued as of the end of each business day, equal to 20% of the Investment Profits (as defined below) attributable to each share for such calendar quarter; PROVIDED, HOWEVER, that an Incentive Fee with respect to a share will be paid only with respect to Investment Profits for the applicable calendar quarter in excess of unrecouped Investment Losses (as defined below) as of the end of the previous calendar quarter. See "Management of the Fund" for a more complete discussion of the Incentive Fee. The Adviser will pay the Subadviser 17.5% of the Investment Profits pursuant to the Subadvisory Agreement.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally is subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Fund is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by the Adviser, the Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Other investment vehicles sponsored, managed or advised by the Adviser or Subadviser and their affiliates may seek investment opportunities similar to those the Fund may be seeking. The Adviser and Subadviser will allocate fairly between the Fund and such other investment vehicles any investment opportunities that may be appropriate for the Fund and such other investment vehicles.

Control Positions. Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject the Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adversely to the Funds, the investing Funds likely would suffer losses on their investments.

Inadequate Return. No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

Recourse to the Fund's Assets. The Fund's assets are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Limitations on Transfer; Shares Not Listed; No Market for Shareholder Shares. No Shareholder is permitted to transfer his, her or its Shares without the consent of the Fund. The transferability of Shares is subject to certain restrictions contained in the Fund's Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any securities exchange or other market. No market currently exists for Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Repurchase Risks. An investment in the Fund is subject to the risk that the Fund's repurchases of shares may hurt investment performance by forcing the Fund to maintain a higher percentage of its assets in liquid investments or to liquidate certain investments when it is not desirable to do so. Repurchases may be oversubscribed, preventing shareholders from selling some or all of their tendered shares back to the Fund.

To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain securities or other assets, the Fund will thereafter hold a larger proportion of its assets in the remaining securities, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of Shareholders or to conduct future repurchases at all. In addition, after giving effect to such dispositions, the remaining securities may not reflect the Subadviser's ideal judgments as to the desired portfolio composition of the Fund, in that the Fund's performance may be tied to the performance of fewer securities and/or may not reflect the Subadviser's judgment as to the Fund's optimal exposure to particular asset classes or investment strategies. These consequences may be particularly applicable if the Fund receives requests to repurchase substantial amounts of Shares and may have a material adverse effect on the Fund's ability to achieve its investment objective and the value of the Fund's Shares. In addition, substantial repurchases of Fund Shares could result in a sizeable decrease in the Fund's net assets, resulting in an increase in the Fund's total annual operating expense ratios.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Adviser expects that the Fund will participate in multiple investments. The Fund may, however, make investments in a limited number of securities. These limited numbers of investments may have a significant effect on the performance of the Fund.

Special Tax Risks. Special tax risks are associated with an investment in the Fund. The Fund has elected to, and intends to meet the requirements necessary to, qualify as a "regulated investment company" or "RIC" under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional interests in securities to bring itself into compliance with the asset diversification test. If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of the Fund's taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Shareholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund's Shares and the amount of the Fund's distributions.

Additional Tax Considerations; Distributions to Shareholders and Payment of Tax Liability. The Fund will distribute substantially all of its net investment income and gains to Shareholders. These distributions are taxable as ordinary income or capital gains to the Shareholder. Shareholders may be proportionately liable for taxes on income and gains of the Fund, but Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See "Tax Considerations" below for more information. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any such amounts that were not distributed in previous tax years, then the Fund will be subject to a nondeductible 4% excise tax with respect to the Fund's nondistributed amounts.

In addition, the Fund invests in securities of companies located outside the U.S. Such Funds may be subject to withholding tax on their investments in such jurisdictions. Any such withholding tax would reduce the return on the Fund's investments.

The regulation of the U.S. and non-U.S. securities and futures markets and Funds such as the Fund has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") was signed into law in July 2010. The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses. The Dodd-Frank Act requires additional regulation of hedge fund managers, including requirements for such managers to register as investment advisers under the Advisers Act, and to disclose various information to regulators about the positions, counterparties and other exposures of the hedge funds managed by such managers.

The Dodd-Frank Act significantly alters the regulation of commodity interests and comprehensively regulates the over-the-counter derivatives markets for the first time in the U.S. Provisions in the new law include: new registration requirements with the SEC and/or the CFTC, recordkeeping, capital, and margin requirements for "swap dealers" and "major swap participants" as determined by the new law and applicable regulations, and the requirement that certain standardized over-the-counter derivatives be executed in regulated markets and submitted for clearing through regulated clearinghouses. Over-the-counter derivatives transactions traded through clearinghouses will be subject to margin requirements set by clearinghouses and possibly to additional requirements set by the SEC and/or the CFTC. Regulators also have discretion to set margin requirements for over-the-counter derivative transactions that do not take place through clearinghouses. Over-the-counter derivatives dealers will be required to post margin to the clearinghouses through which they clear their customer trades instead of using such margin in their operations as they are currently permitted to do. This will increase the dealers' costs and may be passed through to other market participants, such as the Fund, in the form of higher fees or spreads and less favorable dealer valuations.

The implementation of the Dodd-Frank Act will occur based on the adoption of various regulations and reports to be prepared by various agencies over a period of time. It is unknown in what form, when and in what order significant regulatory initiatives may be implemented or the impact any such implemented regulations will have on Fund, the markets or instruments in which Fund invests or the counterparties with whom the Fund conducts business. The effect of the Dodd-Frank Act or other regulatory change on the Fund while impossible to predict, could be substantial and adverse. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions may be promulgated at any time. Such restrictions may adversely affect the returns of Funds that utilize short selling. See "Types of Investments and Related Risks — Investment Related Risks — Short Sales." Certain tax risks associated with an investment in the Fund are discussed in "Tax Considerations."

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

MANAGEMENT OF THE FUND

General

The Fund's Board of Trustees provides broad oversight over the operations and affairs of the Fund. At least a majority of the Fund's Trustees is comprised of persons who are independent trustees.

Adviser

Context Advisers III, LLC serves as the Fund's investment adviser, subject to the ultimate supervision of, and any policies established by the Fund's Board of Trustees, pursuant to the terms of an investment advisory agreement with the Fund (the "Investment Advisory Agreement").

Subject to the general oversight of the Board, the Adviser is directly responsible for making the investment decisions for the Fund. The Adviser delegates the day-to-day management of the Fund to the Subadviser. The Adviser retains overall supervisory responsibility of the general management and investment of the Fund's assets.

The offices of the Adviser are located at 401 City Avenue, Suite 800, Bala Cynwyd, PA 19004. The Adviser may also be referred to as "Context" in this prospectus.

Subadviser

The Fund's subadviser, Omega Advisors, Inc., 810 Seventh Avenue, 33rd Floor, New York, NY 10019, was founded in 1991 and provides discretionary investment advice and management services to (i) institutional clients such as pension plans, and (ii) privately placed investment funds. The Subadviser will provide services to the Fund pursuant to a Sub-Advisory Agreement with the Adviser. The Adviser will pay a fee to the Subadviser for its services from the advisory fee it receives from the Fund. The Subadviser will also be paid a portion of the Incentive Fee from the Adviser.

Management Team

Portfolio Manager

The day-to-day portfolio management of the Fund is the responsibility of the Portfolio Manager of the Subadviser ("Portfolio Manager"). The Portfolio Manager is subject to oversight by the Fund's Board of Trustees.

The SAI provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Shares in the Fund.

Administrator

The Administrator for the Fund is Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or "Administrator"), which has its principal office at Three Canal Plaza, Suite 600, Portland, Maine 04101. Atlantic performs certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund pays Atlantic a fee for services calculated based upon the average net assets of the Fund, subject to a minimum [monthly] fee, and reimburses certain of certain expenses.

Custodian

Bank of New York Mellon ("Custodian"), a corporation organized under the laws of [    ], serves as the Custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. The Custodian's principal business address is _____________.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. As described below, however, the Fund bears all other expenses related to its investment program. The Adviser also provides, or arranges at its expense, for certain management and administrative services to be provided to the Fund. Among those services are: providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing certain administrative functions.

•Expenses borne by the Fund (and thus indirectly by Shareholders) include without limitation:

•attorneys' fees and disbursements associated with preparing and updating the Fund's registration statement;

•fees and disbursements of any accountants engaged by the Fund and expenses related to the annual audit of the Fund and the preparation of the Fund's tax information;

•fees paid and out-of-pocket expenses reimbursed to the Administrator;

•recordkeeping, custody and transfer agency fees and expenses;

•the costs of errors and omissions/Trustees' and officers' liability insurance and a fidelity bond;

•the Advisory Fee and Incentive Fee;

•the costs of preparing and mailing reports and other communications, including proxy, tender offer correspondence or similar materials, to Shareholders;

•fees of Trustees who are not "interested persons" and travel expenses of Trustees relating to meetings of the Board of Trustees of the Fund and committees thereof;

•all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; and

•any extraordinary expenses (as defined below), including indemnification expenses as provided for in the Fund's organizational documents.

•all expenses related to its investment program, including, but not limited to, all costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including brokerage commissions, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•any non-investment related interest expense;

The Adviser will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund, except as otherwise provided above.

The Fund expects to incur organizational expenses and initial offering costs of approximately $[    ]. The Fund's offering costs are being capitalized and amortized over the 12 month period beginning on the Initial Closing Date. The Fund will also bear certain ongoing costs associated with the Fund's continuous offering of Shares (mostly printing expenses). Organizational expenses must be expensed as incurred. To achieve a more equitable distribution of the impact of those expenses among the Shareholders, an amount equal to the organizational expenses incurred by the Fund will be allocated among and credited to or debited against the Shares of all Shareholders based on the percentage that a Shareholder's investment in the Fund bears to the total investments in the Fund by all Shareholders as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which investments in the Fund are made. These allocations will thereafter be adjusted as of each date during the first 12 months of the Fund's operations on which additional investments are made in the Fund by Shareholders. Offering costs cannot be deducted by the Fund or the Shareholders.

"Extraordinary expenses" are expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for a meeting of Shareholders.

MANAGEMENT FEE AND INCENTIVE FEE

 In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser the Management Fee, which is calculated and paid monthly, at an annual rate of 2.00% of the average net assets of the Fund.

The Fund will pay to the Adviser a performance based incentive fee (the "Incentive Fee"), quarterly in arrears, generally accrued as of the end of each business day, equal to 20% of the Investment Profits attributable to each share for such calendar quarter; PROVIDED, HOWEVER, that an Incentive Fee with respect to a share will be paid only with respect to Investment Profits for the applicable calendar quarter in excess of Unrecouped Investment Losses as of the end of the previous calendar quarter. The Adviser does not need to "earn back" Incentive Fees previously paid to it in order to recognize profits subject to additional Incentive Fees. The Subadviser will be paid 17.5% of the Investment Profits pursuant to the Sub Advisory Agreement with the Adviser.

The term "Investment Profits" refers to an increase in the NAV of a share attributable to the net realized and unrealized gains arising from the Fund's investment activities during the calendar quarter (after deducting Fund expenses other than any accrued Incentive Fee for the calendar quarter and after adjusting for any repurchase of shares made during the calendar quarter).

The term "Unrecouped Investment Losses" refers to any decrease in the NAV of a share attributable to the net realized and unrealized losses arising from the Fund's investment activities (after deducting Fund expenses other than any accrued Incentive Fee for the calendar quarter and after adjusting for any repurchase of shares made during the calendar quarter) that have not been offset by subsequent Investment Profits since the formation of the Fund.

CALCULATION OF NET ASSET VALUE

The value of the Fund's net assets is determined each Business Day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern time) in accordance with the procedures described below or as may be determined from time to time in accordance with the valuation policies and procedures adopted by the Board of

Trustees. The Adviser will conduct a due diligence review of the valuation methodology utilized by the Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments.

The Fund will generally value such assets as described below.

The Fund values securities for which market quotations are readily available, including certain open-end investment companies, at current market value, except for certain short-term securities which are valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Investments in other open-end registered investment companies are valued at their NAV. Fixed-income securities may be valued at prices supplied by the Fund's pricing agent based on broker- or dealer-supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time that the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time the Fund calculates its NAV.

If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to value such securities at fair value as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee, members of which are appointed by the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund's investments in foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time that the Fund values its portfolio securities. In determining fair value prices of foreign securities, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. or other relevant information as related to the securities.

Securities of smaller companies and certain derivatives are also more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.

Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, the valuation committee described above will fair value the security using the Fund's fair value procedures.

In general, fair value represents a good faith determination of the current value of an asset (or, with regard to a short sale, a liability) and will be used when there is no public market or possibly no market at all for the asset (or, with regard to a short sale, the liability). The fair values of one or more assets (or, with regard to short sales, liabilities) may not be the prices at which those assets (or, with regard to short sales, liabilities) are ultimately sold. In such circumstances, the Adviser and/or the Fund's Board of Trustees will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Expenses of the Fund, including the Management Fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Fund's Board of Trustees or the Adviser to the Funds should prove incorrect.

CONFLICTS OF INTEREST

The Adviser and Subadviser, as well as their affiliates, may manage other accounts (including other funds and accounts in which the Adviser or Subadviser may have an interest) other than the Fund (collectively, "Other Accounts"). Other Accounts, together with the Fund, could increase the level of competition for the same trades, including the priorities of order entry. This could make it difficult or impossible for the Fund to take or liquidate a position in a particular security at a price indicated by the Adviser's or the Subadviser's strategy.

There can be no assurances that the Adviser's or Subadviser's future results will be as successful as its past performance. Moreover, even where an investment manager has achieved excellent results over an extended period, because of cyclical movements and volatility, period to period results may differ materially. Accordingly, the Adviser and Subadviser believe that an investment in the Fund is suitable only for those investors who intend to make a long-term investment in the Fund.

The results of the Fund's investment activities may differ significantly from the results achieved by the Adviser, the Subadviser and their affiliates for their Other Accounts. It is possible that the Adviser or Subadviser will achieve investment results with respect to one or more Other Accounts that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which the Adviser or Subadviser achieves significant profits on their trading with respect to one or more Other Accounts. The opposite result is also possible.

There may be circumstances under which the Adviser or Subadviser will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's assets they commit to such investment. There also may be circumstances under which the Adviser or Subadviser purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of the Adviser and Subadviser that investment decisions for the Fund and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage, and investment transactions and opportunities be fairly allocated among their clients, including the Fund.

The Adviser, Subadviser and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in the Fund and may manage such accounts on terms that are more favorable to them than the terms on which they manage the Fund. In addition, the Adviser and Subadviser may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees to which the Fund and its Shareholders are subject.

Broker-dealers may act as Selling Agents to assist in the distribution of the Shares. Any sales load will be in addition to a Shareholder's investment. The amount of the sales load is set forth in "Plan of Distribution." The Selling Agents may in their sole discretion waive the sales load payable by a Shareholder as described in "Purchases of Shares." The potential for Selling Agents to receive compensation in connection with a client's investment in the Fund in the form of a sales load presents the Selling Agents with a potential conflict of interest in recommending that such client purchase Shares in the Fund.

In addition, the prospect of receiving, or the receipt of, additional compensation by the Selling Agents in the form of a sales load may provide such Selling Agents and/or their salespersons with an incentive to favor sales of Shares in the Fund and interests in funds whose affiliates make similar compensation available over sales of interests in funds

(or other fund investments) with respect to which the Selling Agent does not receive additional compensation or receives lower levels of additional compensation. Prospective investors should take such payment arrangements into account when considering and evaluating any recommendations relating to Shares.

PURCHASES OF SHARES

Purchase Terms

Subsequent to the Initial Closing Date, the Fund will accept initial and additional purchases of Shares as of the first business day of each calendar month. The investor must submit a completed application form three business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds one business day prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account maintained by the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See "Types of Investments and Related Risks — Other Risks — Possible Exclusion of a Shareholder Based on Certain Detrimental Effects."

Investors purchasing Shares in the Fund may be charged a sales load of up to 3.00% of the amount of the investor's purchase, in the matter set forth below:

Investment Amount	Sales Load
$25,000-$249,999	3.00%
$250,000-$499,999	2.25%
$500,000-$749,999	1.50%
$750,000-$999,999	0.75%
$1,000,000 or more	0.00%

The Distributor and/or a Selling Agent may, at its discretion, waive the sales load for the purchase of Shares of the Fund by or on behalf of: (i) purchasers for whom the Distributor, the Adviser, the Subadviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser, the Subadviser and any affiliates of the Distributor, the Adviser or the Subadviser; (iii) Trustees and retired Trustees of the Fund (including spouses, children and parents of Trustees and retired Trustees); (iv) purchasers who use proceeds from an account for which the Distributor, the Adviser, the Subadviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares of the Fund; (v) Selling Agents and their employees (and the immediate family members of such individuals); (vi) investment advisers or financial planners that have entered into an agreement with the Distributor that charge a fee for their services and that purchase Shares of the Fund for (1) their own accounts or (2) the accounts of eligible clients; (vii) clients of such investment advisers or financial planners described in (vi) above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a Selling Agent; (viii) orders placed on behalf of other investment companies that the Distributor, the Adviser, the Subadviser or an affiliated company distributes; (ix) purchasers who have a substantial relationship with the Adviser or Subadviser or one of their affiliates (to the extent not covered by (i)-(viii) above); and (x) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed by the Adviser, the Subadviser, Distributor and any affiliates of the Adviser, Subadviser or Distributor in amounts which, if combined with the new order for Shares of the Fund, may qualify the purchaser for a lesser sales load (or a complete waiver of the sales load). To receive a sales charge or minimum investment waiver in conjunction with any of the above categories, an investor must, at the time of purchase, give the Distributor sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus. The Fund will notify Shareholders of any changes made by the Distributor or a Selling Agent in respect of the investors that are eligible for a waiver of the sales load. In addition, from time to time a third party solicitor engaged by the Adviser may enter into certain platform or intermediary arrangements with various distribution outlets to sell Fund shares, pursuant to which the sales load may be waived. The solicitor and such intermediaries may retain all or a portion of the sales load.

The minimum initial investment in the Fund from each investor is [$25,000], and the minimum additional investment in the Fund is [$10,000]. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Additionally, the Fund may waive or reduce such minimum initial and additional investment amounts (as well as the application and funding deadlines described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser. The Fund will notify Shareholders of any changes in the investors that are eligible for such reductions. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder's account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $10,000.

Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds. Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Eligible Investors

Each investor in the Fund will be required to certify to the Fund that the Shares are being acquired for the account of a "qualified client" as defined in Rule 205-3(d)(1) under the Advisers Act. Investors who are "qualified clients" are referred to in this Prospectus as "Eligible Investors." Existing Shareholders who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the application form that must be completed by each prospective investor. The Distributor and/or any Selling Agent may impose additional eligibility requirements on investors who purchase Shares through the Distributor or such Selling Agent. See "Plan of Distribution."

REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to redeem any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Periodic Repurchase Offers

The Fund is a closed-end "interval" fund which, to provide some liquidity and the ability to receive NAV on a disposition of at least a portion of your shares, makes periodic offers to repurchase shares. Except as permitted by the Fund's interval structure, no shareholder will have the right to require the Fund to repurchase its shares.

The Fund has adopted, pursuant to Rule 23c-3(b) under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund's outstanding shares, for each repurchase offer, the Fund will offer to repurchase 5% of its outstanding shares, unless the Board has approved a higher amount (but not more than 25% of outstanding shares) for that repurchase offer.

The schedule requires the Fund to make repurchase offers every three months. The Fund expects the initial offering of shares to terminate on or about [[ ]], 2015 (or such earlier or later date as the Adviser may determine in its discretion) and the Fund expects to complete its first repurchase offer the later of [, 2015] or a date six months following the date upon which the initial offering of shares terminates.

When a repurchase offer commences, the Fund sends, at least 21 days before the repurchase request deadline, written notice to each shareholder setting forth, among other things:

o A statement that the Fund is offering to repurchase its securities from shareholders at NAV.

o Any fees applicable to the repurchase.

o The percentage of outstanding shares that the Fund is offering to repurchase (the "repurchase offer amount") and how the Fund will purchase shares on a pro rata basis if the offer is oversubscribed.

o The date on which a shareholder's repurchase request is due (the "repurchase request deadline").

o The date that will be used to determine the Fund's NAV applicable to the repurchase offer (the "repurchase pricing date").

o The date by which the Fund will pay to shareholders the proceeds from their shares accepted for repurchase (the "repurchase payment deadline").

o The risk of fluctuation in NAV between the repurchase request deadline and the repurchase pricing date.

o The procedures by which shareholders may tender their shares and the right of shareholders to withdraw or modify their tenders before the repurchase request deadline.

o The circumstances in which the Fund may suspend or postpone the repurchase offer.

o The NAV of the shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

This notice may be included in a shareholder report or other Fund document and may be sent electronically to those shareholders who have consented to electronic delivery. THE REPURCHASE REQUEST DEADLINE WILL BE STRICTLY OBSERVED.

If a shareholder fails to submit a repurchase request in good order (including a tender of stock in response to a repurchase offer) by the repurchase request deadline, the shareholder will be unable to liquidate shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the repurchase request deadline.

Determination Of Repurchase Price And Payment For Shares

The repurchase price payable in respect of a tendered share is equal to the share's NAV as determined on the repurchase pricing date, which will be no later than the 14th day (or the next business day if the 14th day is not a business day) following the repurchase request deadline. The repurchase payment deadline will be seven days after the repurchase pricing date. The Fund's NAV per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially between the repurchase request deadline and repurchase pricing date. The method by which the Fund calculates NAV is discussed under "CALCULATION OF NET ASSET VALUE." During the period an offer to repurchase is open, the Fund calculates its NAV daily on the five business days preceding a repurchase request deadline. Shareholders may obtain the current NAV by calling the Administrator at 1-__________.

The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee. However, the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-DE MINIMIS estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing shares, thus allocating estimated transaction costs to the shareholder whose shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce the repurchase fee if the Adviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Suspension Or Postponement Of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not "interested persons" of the Fund (the "Independent Trustees").

The Fund may suspend or postpone a repurchase offer only: (1) if the repurchase would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"); (2) if making or effecting the repurchase offer would cause the shares that are subject to the offer that are quoted in an inter-dealer quotation system of a national securities association to not be quoted on any inter-dealer quotation system of a national securities association; (3) for any period during which the New York Stock Exchange ("NYSE") or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (4) for any period during which an emergency exists as a result of which disposal by the Fund of assets owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (5) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the Board sets for each repurchase offer a maximum percentage of shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2.00% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro rata basis.

If any shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other shareholders' requests. Thus, there is a risk that the Fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer.

THERE IS NO ASSURANCE THAT YOU WILL BE ABLE TO TENDER YOUR SHARES WHEN OR IN THE AMOUNT THAT YOU DESIRE.

Consequences Of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the repurchase pricing date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, "liquid assets" means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the repurchase request deadline and the repurchase payment date, or which mature by the repurchase payment date. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund's portfolio turnover. The Fund is also permitted to borrow to meet repurchase requests.

If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing the Fund's expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional shares so as to mitigate these effects.

These and other possible risks associated with the Fund's repurchase offers are described under "RISKS" above. In addition, the repurchase of shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see "TAX CONSIDERATIONS" below and "TAXES" in the SAI.

Transfers of Shares

Shares may be transferred only:

•by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

•under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Shares by a Shareholder unless the transfer is to a transferee that represents that it is an Eligible Investor and after the transfer, the value of the Shares held in the account of each of the transferee and transferor is at least [$10,000]. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

VOTING

Each Shareholder has the right to cast a number of votes equal to the number of Shares held by such Shareholder at a meeting of Shareholders called by the Fund's Board of Trustees. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Trustee and approval of the Advisory Agreement and Subadvisory Agreement in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, Funds, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through Funds or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as "capital assets" (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders are urged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company (a "RIC") under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

As described below under "Investments in Passive Foreign Investment Companies," the Fund expects to be taxed at ordinary income rates on gains from the Funds.

Distributions to Shareholders

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on the dividends and other distributions that they receive from the Fund. As described below under "Investments in Passive Foreign Investment Companies," the Fund expects that distributions of both income derived from the Funds as well as gains from the disposition of the Funds will be taxable to Shareholders at ordinary income rates to the extent of the Fund's current and accumulated earnings and profits. Such distributions will generally be taxable to Shareholders as ordinary income regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders' tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

If the Fund receives distributions of "qualified dividend income", it could potentially make distributions to Shareholders that are taxed at the same rates as long-term capital gains. The Fund does not expect that it will make distributions to Shareholders that are eligible for this reduced rate of taxation.

Shareholders are generally taxed on any ordinary income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to Shareholders of record of such month in January of the following year, then such amounts will be treated for tax purposes as having been distributed by the Fund and received by the Shareholders on December 31 of the year prior to the date of payment.

If the Fund receives qualifying dividends from its investments, it could potentially make distributions that are eligible for the 70% "dividends received deduction" for corporate Shareholders.

The Fund does not expect that it will make distributions to Shareholders that are eligible for this deduction.

The Fund intends to distribute its ordinary income and capital gains at least once annually.

The Fund will inform Shareholders of the source and status of each distribution made in a given calendar year promptly after the close of such calendar year. See "Distribution Policy."

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions of the Fund's income derived from the Funds. Each non-U.S. Shareholder must provide documentation to the Fund certifying its non-United States status.

Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund's Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder's amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Fund Tax Returns and Tax Information

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund's investments in entities that conduct business in those jurisdictions. Shareholders are generally taxable in their state of residence on their share of the Fund's income. Shareholders may be subject to tax in other jurisdictions depending on the activities of the Funds in which the Fund invests and the laws of those jurisdictions. Additionally, Shareholders may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.

Information Reporting and Backup Withholding

Information returns generally will be filed with the Internal Revenue Service in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the IRS.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund's operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible property taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, individual retirement account ("IRA"), Keogh plan, or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment in the Fund, the income taxes of the investment, and the projected return of the Fund relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes a Shareholder of the Fund, solely as a result of the ERISA Plan's investment in the Fund.

The Board of Trustees will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA Plan's investments, are aware of and understand the Fund's investment objective, policies, and strategies; that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan; and that the decision to invest plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or one or more Investment Managers in which the Fund invests, or with other entities that are affiliated with the Adviser or such investment advisers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA prohibits

ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA of the acquisition and ownership of Shares.

PLAN OF DISTRIBUTION

The Fund is offering on a continuous basis through the Distributor $200,000,000 in Shares. Shares will be offered during an initial public offering period (until the Initial Closing Date) at an initial offering price of [$____] per share and in a continuous offering at the Fund's then current net asset value per Share, plus any applicable sales load. The Distributor may enter into selected dealer agreements with Selling Agents that have agreed to participate in the distribution of the Fund's Shares. Neither the Distributor nor any Selling Agent is obligated to buy any Shares from the Fund. There is no minimum aggregate amount of Shares required to be purchased in the offering. No arrangements have been made to place funds received in connection with the Shares' offering in an escrow, trust or similar arrangement other than the account with the Transfer Agent as set forth below.

Shares may be purchased only from a Selling Agent or through the Distributor. To make an investment in the Fund, a prospective investor must open a brokerage account (an "Account") with a Selling Agent or the Distributor. Cash, checks, travelers checks, third party checks, or money orders will not be accepted. Shares are not available in certificated form.

Generally, the minimum required initial purchase by each investor is $25,000. Please note that a Selling Agent may establish higher minimum investment requirements than the Fund, and may independently charge transaction fees and additional amounts (which may vary) in return for their services in addition to receiving a portion of the sales load, which will reduce an investor's return. Once a prospective investor's order is received, a confirmation will be sent to the investor. The investor's Account will be debited for the purchase amount, which will be deposited into an account, as the Fund's transfer agent (the "Transfer Agent"). See "Purchases of Shares — Purchase Terms."

The Initial Closing Date for subscriptions for Shares is currently anticipated to be on or about [    ], 2015. Subsequent to the Initial Closing Date, Shares may be purchased as of the first business day of each month from the Distributor or a Selling Agent at the Fund's then current net asset value per Share plus the sales load. See "Purchases of Shares."

The maximum aggregate sales load payable to the Distributor and all Selling Agents will not exceed 3.0% of the aggregate offering proceeds of the offering of Shares.

DISTRIBUTION POLICY

Dividends will generally be paid at least annually on the Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. The Fund is not a suitable investment for any investor who requires regular dividend income.

It is anticipated that any gains or appreciation in the Fund's investments will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Shareholders that are subject to tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The net asset value of each Share that you own will be reduced by the amount of the distributions or dividends that you receive from that Share.

Automatic Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan established by the Fund (the "DRIP"), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income dividends and/or capital gain distributions in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45 day period. A Shareholder whose Shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such Shareholder's behalf.

A Shareholder may elect to:

•reinvest both dividends and capital gain distributions;

•receive dividends in cash and reinvest capital gain distributions; or

•receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

ADDITIONAL INFORMATION ABOUT THE FUND

Each Fund Share represents a proportional interest in the assets of the Fund. Each Fund Share has one vote at Shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Fund Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders after all expenses and debts have been paid.

Under the Fund's Declaration of Trust, the Fund has agreed to indemnify each member of its Board of Trustees and its officers (each such person hereinafter referred to as a "Fund Covered Person") to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Fund and against amounts paid or incurred by him or her in the settlement thereof, except where Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (ii) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund. Upon certain conditions, the Fund shall advance expenses incurred by any Fund Covered Person in advance of the final disposition of any such action, suit or proceeding.

INQUIRIES

Inquiries concerning the Fund and Shares (including information concerning subscription and repurchase procedures) should be directed to:

Investor Services

[address/phone number]

THE INFORMATION CONTAINED IN THIS PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION SUBJECT TO COMPLETION FEBRUARY 17, 2015

Context Fundamental Value Long/Short Fund

[    , 2015]

STATEMENT OF ADDITIONAL INFORMATION

Three Canal Plaza, Suite 600
Portland, Maine 04101
(207) 347-2000

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Context Fundamental Value Long/Short Fund (the "Fund") dated [    ], 2015. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

INVESTMENT POLICIES AND PRACTICES

The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on December 22, 2014 and commenced operations on [    ], 2015. The Fund is a continuously offered (on a monthly basis) fund that is operated as an interval fund. The Fund is managed by Context Advisers III, LLC (the "Adviser"). Certain additional investment information concerning the Fund is set forth below.

Fundamental Policies

The Fund's stated fundamental investment limitations, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Shares"), are listed below. The vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of the Fund's shareholders duly called, (a) of 66- 2/3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund has adopted the following fundamental investment limitations:

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Concentration. The Fund will not invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by U.S. government securities).

5. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund

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from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

6. Commodities. The Fund may purchase and sell commodities (and commodity-related derivatives) to the maximum extent permitted by applicable law and the Fund's Prospectus and SAI.

7. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered fixed-income securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities

With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees without a shareholder vote.

In addition, the Fund has adopted the following fundamental investment policies relating to periodic repurchase offers:

1. The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended or interpreted from time to time. Currently, Rule 23c-3 requires repurchase offer amounts to be not less than 5% and not more than 25% of the common stock outstanding on the repurchase request deadline.

2. The periodic intervals between repurchase request deadlines will be three (3) months.

3. Each repurchase request deadline will be determined in accordance with Rule 23c-3. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to shareholders of the repurchase offer.

4. Each repurchase pricing date will be determined in accordance with Rule 23c-3. Currently, Rule 23c-3 requires the repurchase pricing date to be no later than the 14th day after a repurchase request deadline, or the next business day if the 14th day is not a business day.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

BORROWING. The 1940 Act presently allows a fund to borrow (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

SENIOR SECURITIES. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Under Section 18(a) of the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total assets, less all liabilities and indebtedness of the Fund other than senior securities, is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund's total assets less all liabilities and indebtedness of the Fund other than senior securities).

UNDERWRITING. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

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CONCENTRATION. The SEC has defined concentration as investing 25% or more of an investment company's net assets in an industry, with certain exceptions. Securities of the U.S. Government, its agencies or instrumentalities and securities backed by the credit of a U.S. governmental entity are not considered to represent industries. In the case of loan participations, both the financial intermediary and the ultimate borrower are considered issuers where the loan participation does not shift to the Fund the direct debtor/creditor relationship with the borrower.

REAL ESTATE. The Fund will not purchase or sell real estate, except that the Fund may purchase and sell instruments secured by real estate or interests in real estate and securities issued by companies which own or invest in real estate (including REITs). The Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such other assets.

COMMODITIES. The Fund will not purchase or sell physical commodities.

LENDING. The 1940 Act does not prohibit a fund from making loans. The Fund may make loans to corporations or other business entities. The Fund also may acquire securities subject to repurchase agreements.

Additional information regarding the types of securities and financial instruments in which the Fund may invest, and certain of the investment techniques that may be used by the Fund's Adviser or Subadviser, are set forth below.

Equity Securities

The investment portfolios of Funds may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

The Adviser or Subadviser may generally invest the assets of the Fund in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

Growth Investing

Certain Funds invest in "growth" stocks. Securities of growth companies may be more volatile since such companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Fixed Income Securities

Funds may invest in fixed income securities. Fixed income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Funds may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") of one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by an Investment Manager to be of comparable quality.

The Fund's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay

4

principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities. For a description of the ratings of the Rating Agencies, see Annex B to this SAI.

Securities and Other Obligations of Financially Distressed Companies

The Fund may purchase securities and other obligations of foreign and domestic companies that are experiencing significant financial or business distress, including companies involved in bankruptcy, or other reorganization and liquidation proceedings. These issuers may be in weak financial condition, experiencing poor operating results, having substantial capital needs or a negative net worth, or facing special competitive or product obsolescence problems. Investments of this type may involve substantial financial and business risks that can result in substantial, or at times even total, losses. Under such circumstances, the returns generated from the Fund's investments may not compensate the Fund adequately for the risks assumed.

Acquired investments may include senior or subordinated debt securities, bank loans, promissory notes and other evidences of indebtedness, as well as payables to trade creditors. Although such purchases may result in significant returns to the Fund, they involve a substantial degree of risk and may not show any return for a considerable period of time. In fact, many of these securities and investments ordinarily remain unpaid while the company is in bankruptcy and may not ultimately be paid unless and until the company reorganizes and/or emerges from bankruptcy proceedings. As a result, such securities may have to be held for an extended period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial distress is high. There is no assurance that the Investment Managers will correctly evaluate the nature and magnitude of the various factors that could affect the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than the Fund's original investment. Under such circumstances, the returns generated from the Fund's investments may not compensate the Fund adequately for the risks assumed.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities. The investment characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments on mortgage-backed securities are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The adverse effects of prepayments may indirectly affect the Fund in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster than expected actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Funds may have entered into for these investments, resulting in a loss to the Fund. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities to their principal or par amounts, whereas their corresponding hedges often have the potential for large losses.

The Fund may also invest in structured notes, variable rate mortgage-backed securities, including adjustable-rate mortgage securities ("ARMs"), which are backed by mortgages with variable rates, and certain classes of collateralized mortgage obligation ("CMO") derivatives, the rate of interest payable under which varies with a designated rate or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market's perception of anticipated changes in those rates or indices. This introduces additional risk factors related to the movements in specific indices or interest rates that may be difficult or impossible to hedge, and which also interact in a complex fashion with prepayment risks.

Mortgage-backed securities are also subject to the risk of delinquencies on mortgage loans underlying such securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. So-called "subprime" mortgages (mortgage loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages) have experienced higher rates of delinquency, and such delinquencies increased dramatically since 2007. These increased mortgage delinquencies adversely impacted the market for mortgage-backed securities generally (including derivatives

5

or other instruments linked to the value of such securities) for a substantial length of time and led to turmoil in the credit markets generally. In particular, holders of mortgage-backed securities have experienced great difficulty in valuing such securities in light of the dramatically reduced market for mortgage-backed securities.

Asset Backed Securities

The Fund may invest in asset-backed securities ("ABS"), such as residential mortgage-backed securities, commercial mortgage-backed securities and collateralized debt obligations, or synthetic securities with respect to which the reference obligations are ABS (including credit default swap transactions ("CDS Transactions")). ABS are securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from, among others, (a) a specified pool of financial assets, either a fixed pool or a revolving pool, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to the holders of such securities or (b) real estate mortgage loans, either a fixed pool or a revolving pool, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. ABS backed by real estate mortgage loans do not entitle the holders thereof to share in the appreciation in value of or in the profits generated by the related real estate assets.

ABS include but are not limited to securities for which the underlying collateral consists of assets such as home equity loans, leases, residential mortgage loans, commercial mortgage loans, auto finance receivables, credit card receivables and other debt obligations. Sponsors of issuers of ABS are primarily banks and finance companies, captive finance subsidiaries of non-financial corporations or specialized originators such as credit card lenders.

ABS carry coupons that can be fixed or floating. The spread will vary depending on the credit quality of the underlying collateral, the degree and nature of credit enhancement and the degree of variability in the cash flows emanating from the securitized assets. In the event that spreads on ABS widen after acquisition by an underlying hedge fund or portfolio manager, the market value of such ABS is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount.

Holders of ABS bear various risks, including credit risk, liquidity risk, interest rate risk, market risk, operations risk, structural risk and legal risk. The structure of an ABS and the terms of the investors' interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Important determinants of the risk associated with issuing or holding the securities include the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such ABS, whether collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the asset-backed instrument) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such ABS.

All or most of the ABS that the Fund may invest in are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets. In certain circumstances, payments of interest may be reduced or eliminated for one or more payment dates. Additionally, as a result of cash flow being diverted to payments of principal on more senior classes, the average life of such securities may lengthen. Subordinate ABS generally do not have the right to call a default or vote on remedies following a default unless more senior securities have been paid in full. As a result, a shortfall in payments to subordinate investors in ABS will generally not result in a default being declared on the transaction, and the transaction will not be restructured or unwound. Furthermore, because subordinate ABS may represent a relatively small percentage of the size of the asset pool being securitized, the impact of a relatively small loss on the overall pool may be substantially on the holders of such subordinate security.

Often ABS are structured to reallocate the risks entailed in the underlying collateral (particularly credit risk) into security tranches that match the desires of investors. For example, senior subordinated security structures give holders of senior tranches greater credit risk protection (albeit at lower yields) than holders of subordinated tranches. Under this structure, at least two classes of ABS are issued, with the senior class having a priority claim on the cash flows from the underlying pool of assets. The subordinated class must absorb credit losses on the collateral before losses can be

6

allocated to the senior portion. Because the senior class has this priority claim, cash flows from the underlying pool of assets must first satisfy the requirements of the senior class. Only after these requirements have been satisfied will the cash flows be directed to service the subordinated class.

The Fund may also enter into CDS Transactions with respect to which the reference obligations are ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the ABS that an underlying hedge fund or portfolio manager may invest in may have been issued in transactions that have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets. In certain circumstances, payments of interest may be reduced or eliminated for one or more payment dates. Additionally, as a result of cash flow being diverted to payments of principal on more senior classes, the average life of such securities may lengthen. For example, in the case of certain ABS type residential securities, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the more senior classes of securities have been reduced to zero. Subordinate ABS generally do not have the right to call a default or vote on remedies following a default unless more senior securities have been paid in full. As a result, a shortfall in payments to subordinate investors in ABS will generally not result in a default being declared on the transaction and the transaction will not be restructured or unwound. Furthermore, because subordinate ABS may represent a relatively small percentage of the size of the asset pool being securitized, the impact of a relatively small loss on the overall pool may disproportionately affect the holders of such subordinate security.

Real Estate

Investing in real estate, including real estate investment trusts ("REITs") may subject the Fund to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to securities market risks). Some REITs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs also may be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses. Securities issued by private Funds in real estate may be more illiquid than securities issued by other Funds generally, because the Funds' underlying real estate investments may tend to be less liquid than other types of investments.

Non-U.S. Securities

The Fund may invest in equity securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent an indirect interest in securities of non-U.S. issuers. Non-U.S. securities in which Funds invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under "Types of Investments and Related Risks—Investment Related Risks—Non-U.S. Investments."

As a general matter, Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, the Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes or non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Fund's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the

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Fund's investment objective, such as when an Investment Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's investment portfolio.

Money Market Instruments

The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed income securities, money market instruments and money market mutual funds, or may hold cash or cash equivalents in such amounts as the Adviser or Subadviser deem appropriate under the circumstances. The Fund also may invest in these instruments pending allocation of their respective offering proceeds. Money market instruments are high quality, short-term fixed income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Fund may invest certain de minimis amounts in cash and cash equivalents to meet certain ongoing expenses.

Repurchase Agreements

The Fund may enter into repurchase agreements to a limited extent. Repurchase agreements are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements to a limited extent. Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Fund's investment portfolio.

Special Investment Techniques

The Fund may use a variety of special investment techniques to hedge a portion of its investment portfolios against various risks or other factors that generally affect the values of securities. The Fund may also use these techniques for non-hedging purposes in pursuing its investment objective. These techniques may involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities.

Derivatives. The Fund may engage in transactions involving options, futures, forwards and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

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If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

With respect to derivatives involving high yield and other debt securities, the Fund will usually have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. The Fund generally will have no right to directly enforce compliance by the issuer with the terms of a derivative, nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. The Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one counterparty subject the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

Options and Futures. The Fund may utilize options and futures contracts. The Fund also may use so-called "synthetic" options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, the Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Funds may include options on baskets of specific securities.

The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which the Fund owns the underlying security. The sale of such an option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Fund need not be covered.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Adviser or Subadviser would ordinarily effect a similar "closing sale transaction," which involves liquidating the position by selling the option previously purchased, although the Fund could exercise the option should it deem it advantageous to do so.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many

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futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Adviser and Subadviser's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Adviser or Subadviser may purchase and sell stock index futures contracts for the Fund. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

The Adviser or Subadviser may purchase and sell interest rate futures contracts for the Fund. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Adviser or Subadviser may purchase and sell currency futures or commodity futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price. A commodity future creates an obligation to purchase or sell an amount of a specific commodity at a future date at a specific price.

Options on Securities Indexes. The Adviser or Subadviser may purchase and sell for the Fund call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes or non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Adviser or Subadviser of options on stock indexes will be subject to the Adviser and Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. The Adviser and Subadviser may enter into equity, interest rate, and index and currency rate swap agreements on behalf of Fund. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the

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positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

Possible Effects of Speculative Position Limits. The CFTC and the U.S. commodities exchanges have established limits referred to as "speculative position limits" on the maximum net long or short speculative futures positions that any person may hold or control in derivatives traded on U.S. commodities exchanges. All accounts owned or managed by a commodity trading adviser, its principals and their affiliates generally will be combined for position limit purposes. Because futures position limits allow a commodity trading advisor, its principals and their affiliates to control only a limited number of contracts in any one commodity, the Adviser and Subadviser and their principals and affiliates are potentially subject to a conflict among the interests of all accounts they and their principals and their affiliates control which are competing for shares of that limited number of contracts. Although the Adviser and Subadviser may be able to achieve the same or similar performance results with OTC substitutes for futures contracts, the OTC market may be subject to differing prices, lesser liquidity and greater counterparty credit risks than on U.S. commodities exchanges. The Adviser or Subadviser may be required to reduce the size or number of positions that would otherwise be held for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. Modification of trades that would otherwise be made by the Fund, if required, could adversely affect the Fund's operations and profitability. A violation of speculative position limits by the Adviser or Subadviser could lead to regulatory action materially adverse to the Fund's prospects for profitability.

The speculative position limits of the CFTC and U.S. commodities exchanges are subject to change. Any new or additional position limits imposed on an Investment Manager and its principal and affiliates may impact the Fund's ability to invest in a manner that most efficiently meets its investment objective.

Lending Portfolio Securities

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. The Fund generally will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. After the Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way (i.e., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

MANAGEMENT OF THE FUND

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The Trustees supervise the affairs of the Fund under the laws governing statutory trusts in the State of Delaware. The Trustees have approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust's officers and service providers, including the Adviser, who is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent auditor (which reports directly to the Trust's Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Board Structure and Related Matters. Independent Trustees constitute a majority of the Board members. Stephen J. Kneeley, the Chairman of the Board, is an "interested person". Based on the specific characteristics of the Fund, including its size and investment strategies, the Board has determined it appropriate that Mr. Kneeley fulfill the role of Chairman. Mr. Kneeley, who also serves as Chief Executive Officer of Context Asset Management, L.P., the parent holding company of the Adviser, is the most knowledgeable of the Trustees regarding the day-to-day operations of the Trust and having him preside at Board meetings results in efficient and focused meetings. Mr. Kneeley coordinates with the Independent Trustees to set the agenda for each meeting of the Board, and serves as liaison with the Independent Trustees, the Trust's officers and other management personnel, and counsel to the Funds. The Independent Trustees are available to perform all such other duties as the Board may from time to time determine. The Board does not have a lead Independent Trustee.

The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established two standing committees: the Audit Committee and the Nominating Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and committee structure is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of trustees and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex* Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Interested Trustees
John N. Culbertson, Jr. Born: 1964	Trustee	Since 2015	Managing Director and Chief Investment Officer, Context Capital Partners since 2011; Partner, Veritas Ventures, LLP since 2000; Chief Investment Officer, 2008-2011.	3	None
Stephen J. Kneeley Born: 1963	Chairman of the Board; Trustee	Since 2015	Chief Executive Officer, Context Asset Management, L.P., since 2014; Chief Executive Officer, Spider Management Co., 2012-2013; Chief Executive Officer, Ardmore Investment Partners, 2009-2012; Senior Partner, Logan Circle Investment Partners, 2008-2009.	3	Trustee, Copeland Trust (2 portfolios).
Independent Trustees
Christopher J. LaCroix Born: 1957	Trustee; Chairman, Nominating Committee	Since 2015	Retired since 2009; Partner and Managing Director, LSV Asset Management, 1996-2008.	3	Trustee, Stride Capital.
Paul D. Schaeffer Born: 1951	Trustee	Since 2015	President, Aspirin Solutions since 2013; Managing Director, Forward Management, 2008-2013.	3	None
Stephen M. Wynne Born: 1955	Trustee; Chairman, Audit Committee	Since 2015	Chief Executive Officer, BNY Mellon, U.S. Funds Services, 2010; Chief Executive Officer, PNC Global Investment Servicing (formerly PFPC), 2008-2010.	3	Trustee, FundVantage Trust (27 portfolios); Trustee, Copeland Trust (2 portfolios); The Brandywine Fund, Inc. (1 portfolio); and The Brandywine Blue Fund, Inc. (2 portfolios).

*The "Fund Complex" consists of the Fund and Context Capital Funds (consisting of two portfolios).

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In addition to the information set forth in the table above, each trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

Stephen J. Kneeley: Mr. Kneeley has extensive experience in the asset management industry, including experience as the CEO of two different investment management firms in addition to Context Asset Management, L.P., the parent holding company of the Adviser. Additionally, he has served on the Board of Trustees of the Copeland Trust, a series trust investment company, since 2010. Mr. Kneeley's background in investment management and his leadership skills as a CEO and trustee contribute to the Board's oversight responsibilities regarding the Adviser and other service providers, as well as general discussion regarding Trust operations and growth.

John N. Culbertson, Jr.: Mr. Culbertson has extensive experience in the investment management industry, specialized in the field of quantitative trading and risk management. Mr. Culbertson currently serves as Managing Director and Chief Investment Officer at Context Capital Partners and has also served in senior management roles at investment advisers, including the manager of a fund of hedge funds. Mr. Culbertson has also served a member of the board of directors of charitable organizations and currently serves as Chairman of the Board of directors of a foundation providing youth education and training.

Christopher J. LaCroix: Mr. LaCroix has extensive experience the financial services and investment management business, including as partner and managing director of a global value asset manager. Mr. LaCroix has served as a Trustee of Stride Capital, LP since 2012. Mr. LaCroix's expertise and leadership skills contribute to the Board's oversight responsibilities the regarding the Adviser and Trust operations.

Paul David Schaeffer: Mr. Schaeffer has extensive investment management and leadership experience, having served as the managing director of a service provider to mutual fund, alternative investment and separate account management organizations. Mr. Schaeffer has also served as managing partner of an investment management consulting firm. He is chair of the board of PopTech! a leading innovation network.

Stephen M. Wynne: Mr. Wynne has extensive experience in the investment management and distribution fields, including experience as the CEO of two different financial services firms. Additionally, he has served on the Boards of Trustees of the FundVantage Trust and the Copeland Trust, each a series trust investment company, since 2009 and 2010, respectively. Mr. Wynne also served on the Boards of Trustees of the Brandywine Fund, Inc. and Brandywine Blue Fund, Inc. from 2011-2013. Mr. Wynne's background in investment management, his leadership skills as a financial executive, and his experience with another investment company board bring practical knowledge to Board discussions regarding fund and Trust operations.

Risk Oversight. Consistent with its responsibility for oversight of the Fund, the Board oversees the management of risks relating to the administration and operation of the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Fund.

In general, the Fund's risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Fund. In addition, under the general oversight of the Board, the Adviser, and the Subadviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser and the Subadviser oversee and regularly monitor the investments, operations and compliance of the Fund's investments.

The Board also oversees risk management for the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the Trust's CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Fund, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund's compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund's compliance program.

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The Board receives regular reports from a "Valuation Committee," operating pursuant to the Trust's Valuation and Error Correction Policy (the "Valuation Policy"), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund's shares and the valuation of the Fund's portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser and subadviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board's consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the "Advisory Agreement"). Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust's independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each trustee's ownership of the Fund and the Trust.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2014¹	Aggregate Dollar Range of Ownership as of December 31, 2014 in all Registered Investment Companies Overseen by Trustee in the Trust
Interested Trustees
John N. Culbertson, Jr.	None	None
Stephen J. Kneeley	None	None
Independent Trustees
Christopher J. LaCroix	None	None
Paul D. Schaeffer	None	None
Stephen M. Wynne	None	None

¹ The Fund had not commenced operations prior to the date of this SAI. Accordingly, no trustee owns shares of the Fund.

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their year of birth and their principal occupations during the past five years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen J. Kneeley Born: 1963	President; Principal Executive Officer	Since 2015	Chief Executive Officer, Context Asset Management, L.P., since 2014; Chief Executive Officer, Spider Management Co., 2012-2013; Chief Executive Officer, Ardmore Investment Partners, 2009-2012; Senior Partner, Logan Circle Investment Partners, 2008-2009.
Karen Shaw Born: 1972	Vice President; Principal Financial Officer	Since 2015	Senior Vice President, Atlantic since 2008.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael J. McKeen Born: 1971	Vice President	Since 2015	Senior Vice President, Atlantic since 2008.
Vicki S. Horwitz Born: 1985	Vice President and Secretary	Since 2015	Associate Counsel, Atlantic since 2014; Senior Associate, State Street Corp., 2011-2014.
Dennis Mason Born: 1967	Chief Compliance Officer	Since 2015	Fund Compliance Officer, Atlantic since 2013; Senior Specialist, Atlantic, 2011-2013; Senior Analyst, Atlantic, 2008-2011.
Zachary Tackett Born: 1988	Anti-Money Laundering Compliance Officer	Since 2015	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2014, no Independent Trustee (or any of his immediate family members) owned beneficially or of record, securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust's Audit Committee, which meets when necessary, consists of Messrs. LaCroix, Schaeffer and Wynne. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls.

Nominating Committee. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. LaCroix, Schaeffer and Wynne. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for trustees recommended by security holders.

E. Compensation of Trustees and Officers

Independent Trustees of the Trust each receive an annual fee of $[5,000] for service to the Trust. The Independent Trustees may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the trustees.

The following table sets forth the estimated fees paid to each trustee by the Fund for the fiscal year ended December 31, 2015.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund and Fund Complex
Interested Trustees
John N. Culbertson, Jr.	$0	N/A	$0
Stephen J. Kneeley	$0	N/A	$0

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Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund and Fund Complex
Independent Trustees
Christopher J. LaCroix	$0	N/A	$10,000
Paul D. Schaeffer	$0	N/A	$10,000
Stephen M. Wynne	$0	N/A	$10,000

F. Investment Adviser and Subadviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers ("Financial Intermediaries") out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Services of the Subadviser. Subject to the supervision and direction of the Trust's Board of Trustees and review by the Adviser, the Sub-adviser will provide a continuous investment program for the Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Fund. The Subadviser will determine from time to time what investments will be purchased, retained or sold by the Fund.

Ownership of Adviser and Subadviser. The following persons/entities control the Adviser and the Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Context Advisers III, LLC	CCP CAM, LLC

Subadvisers	Controlling Persons/Entities
Omega Advisors, Inc.	Leon Cooperman

Information Concerning Accounts Managed by Portfolio Managers. The portfolio managers __________. None of the portfolio managers manage any other registered investment companies, but do manage certain pooled investment vehicles. The list below provides information regarding other accounts managed by the portfolio managers as of December 31, 2014:

• __________manages ____ separately managed accounts ("SMAs") having assets of approximately $____. [Of those, none has an advisory fee that is performance based.] Additionally as part of a larger team, ________ manages one pooled investment vehicle having assets of approximately $____. This pooled investment vehicle did not have a performance based feet

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

• The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund. The Adviser and Subadviser may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser and Subadviser have adopted procedures for allocating portfolio transactions across multiple accounts.

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• With respect to securities transactions for the Fund, the Subadviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser and Subadviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser or Subadviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

• Finally, the appearance of a conflict of interest may arise if the Adviser or Subadviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser and Subadviser have adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser and Subadviser have developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser's and Subadviser's polices and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the average share price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Adviser's and Subadviser's investment process and its Fund and/or other accounts, the Adviser's and Subadviser's investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.

Compensation of the Subadviser's portfolio management team is not based upon performance of the Fund managed by the Subadviser. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from the Fund's mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser has established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers. Compensation for the portfolio managers is determined by overall profitability of the firm and the contribution of each individual. Portfolio manager compensation is comprised of a base salary and year-end discretionary bonus. The Subadviser does not tie compensation of portfolio managers to specific performance benchmarks for any managed account or fund.

Portfolio Manager Ownership in the Fund. The Fund has not yet commenced operations prior to the date of this SAI. Accordingly, the Fund's portfolio managers do not own any shares of the Fund.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Fund and approved Codes of Ethics adopted by the Adviser and Subadviser (collectively, the "Codes"). The Codes are intended to ensure that the interests of Shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Fund, the Adviser, and the Subadviser ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons, including with respect to securities that may be purchased or held by the Fund (which may only be purchased by Access Persons so long as the requirements set forth in the Codes are complied with). Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

Investment Advisory Agreement and Subadvisory Agreement

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The Adviser is a registered investment adviser with the SEC. The offices of the Adviser are located at 401 City Avenue, Suite 800, Bala Cynwyd, PA 19004.

Pursuant to an Investment Advisory Agreement with the Fund (the "Advisory Agreement"), the Adviser receives compensation for providing investment advisory services in the amounts described below.

Omega Advisors, Inc. (the "Subadviser") is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Omega is located at 810 Seventh Ave, 33rd Floor, New York, NY 10019. Pursuant to a Subadvisory Agreement between Omega and the Adviser, the Adviser shall pay Omega a subadvisory fee.

Management Fee and Incentive Fee

For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated and paid monthly, at an annual rate of 2.00% of the average net assets of the Fund. Omega will also receive 17.5% of the Investment Profits from the Adviser pursuant to the terms of the Subadvisory Agreement.

INCENTIVE FEE. The Fund will also pay to the Adviser a performance based incentive fee (the "INCENTIVE FEE"), quarterly in arrears, generally accrued as of the end of each business day, equal to 20% of the Investment Profits attributable to each share for such calendar quarter; PROVIDED, HOWEVER, that an Incentive Fee with respect to a share will be paid only with respect to Investment Profits for the applicable calendar quarter in excess of Unrecouped Investment Losses as of the end of the previous calendar quarter. The Adviser does not need to "earn back" Incentive Fees previously paid to it in order to recognize profits subject to additional Incentive Fees.

The term "Investment Profits" refers to an increase in the NAV of a share attributable to the net realized and unrealized gains arising from the Fund's investment activities during the calendar quarter (after deducting Fund expenses other than any accrued Incentive Fee for the calendar quarter and after adjusting for any repurchase of shares made during the calendar quarter). The term "Unrecouped Investment Losses" refers to any decrease in the NAV of a share attributable to the net realized and unrealized losses arising from the Fund's investment activities (after deducting Fund expenses other than any accrued Incentive Fee for the calendar quarter and after adjusting for any repurchase of shares made during the calendar quarter) that have not been offset by subsequent Investment Profits since the formation of the Fund.

Approval of the Advisory Agreement and Subadvisory Agreement

The Advisory Agreement and Subadvisory Agreement were approved by the Fund's Board (including a majority of the Independent Trustees) at a meeting held in person on ______, 2015 and was also approved by the then sole Shareholder of the Fund. The Advisory Agreement and Subadvisory Agreement each have an initial term of two years from the date of its execution. Each of the Advisory Agreement and Subadvisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Fund's Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and Subadvisory Agreement are terminable without penalty, on 60 days' prior written notice: by the Fund's Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement and Subadvisory Agreement also will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

A discussion of the factors considered by the Fund's Board of Trustees in approving the Advisory Agreement and Subadvisory Agreement will be set forth in the Fund's first annual or semi-annual report to its shareholders.

Distributor

Foreside Fund Services, LLC acts as the distributor of the Fund's Shares.

Shareholder Voting Policies and Procedures and Proxy Voting Record

The Fund may, from time to time, hold voting securities and may at some point vote as a shareholder typically by proxy. The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the [Adviser/Subadviser]. Please see Annex A for the Adviser's Proxy Voting Policies and Procedures ("Proxy Policy").

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CONFLICTS OF INTEREST

The Adviser and the Subadviser

The Adviser, the Subadviser and their affiliates manage other accounts other than the Fund ("Accounts"). Set out below are practices that the Adviser and Subadviser may follow to manage conflicts of interest.

Participation in Investment Opportunities

The Adviser and Subadviser expect to employ an investment program for the Fund that is substantially similar to the investment program (or, in some cases, to portions of the investment program) employed by it for certain Accounts. As a general matter, the Adviser and Subadviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those Accounts. There may be circumstances, however, under which the Adviser or Subadviser will cause one or more Accounts to commit a larger percentage of their respective assets to an investment opportunity than that to which the Adviser or Subadviser will commit the Fund's assets. There also may be circumstances under which the Adviser or Subadviser will consider participation by Accounts in investment opportunities in which the Adviser or Subadviser does not intend to invest on behalf of the Fund, or vice versa.

The Adviser and Subadviser evaluate for the Fund and for the Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Accounts may differ from time to time. In addition, the fees and expenses of the Fund differ from those of the Accounts. Accordingly, the future performance of the Fund and the Accounts will vary.

When the Adviser or Subadviser determines that it would be appropriate for the Fund and one or more Accounts to participate in an investment transaction in the same Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser or Subadviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or Subadviser for the Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations on the combined size of positions that may be taken for the Fund and/or the Accounts, thereby limiting the size of the Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

Directors, principals, officers, employees and affiliates of the Adviser and Subadviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or the Fund in which the Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or Subadviser, or by the Adviser for the Accounts, or by the Subadviser on behalf of its own other accounts that are the same as, different from, or made at a different time than, positions taken for the Fund.

TAX CONSIDERATIONS

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstance, including

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investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, Funds, Shareholders who are not United States persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through Funds or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as "capital assets" (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders are urged to consult their own tax advisors regarding the non-U.S. and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company (a "RIC") under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98.2% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

As described below under "Investments in Passive Foreign Investment Companies," the Fund expects to be taxed at ordinary income rates on gains from the Funds.

Distributions to Shareholders

Shareholders normally will be subject to U.S. federal income taxes, and any state and/or local income taxes, on the dividends and other distributions that they receive from the Fund. As described below under "Investments in Passive Foreign Investment Companies," the fund expects that distributions of both income derived from the Funds as well as gains from the disposition of the Funds will be taxable to Shareholders at ordinary income rates to the extent of the Fund's current and accumulated earnings and profits. Such distributions will generally be taxable to Shareholders as ordinary income regardless of whether Shareholders receive such payments in cash or reinvest the distributions in the Fund. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the Shareholders' tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

If the Fund receives distributions of "qualified dividend income", it could potentially make distributions to Shareholders that are taxed at the same rates as long-term capital gains. The Fund does not expect that it will make distributions to Shareholders that are eligible for this reduced rate of taxation.

Shareholders are generally taxed on any ordinary income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to Shareholders of record of such month in January of the following year then such amounts will be treated for tax purposes as having been distributed by the Fund and received by the Shareholders on December 31 of the year prior to the date of payment.

If the Fund receives qualifying dividends from its investments, it could potentially make distributions that are eligible for the 70% "dividends received deduction" for corporate Shareholders. The Fund does not expect that it will make distributions to Shareholders that are eligible for this deduction.

The Fund intends to distribute its ordinary income and capital gains at least once annually.

The Fund will inform Shareholders of the source and status of each distribution made in a given calendar year promptly after the close of such calendar year.

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Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions of the Fund's income derived from the Funds. Each non-U.S. Shareholder must provide documentation to the Fund certifying its non-U.S. status.

Income from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund's Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss is measured by the difference between the Shareholder's amount received and his or her adjusted tax basis of the Shares. For non-corporate Shareholders, gain or loss from the transfer or repurchase of shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

Investments in Passive Foreign Investment Companies

The Fund intends to purchase interests in funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies ("PFICs"). The Fund intends to elect to "mark-to-market" all shares that it holds in PFICs at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value unless the loss is required to be deferred. Gains realized with respect to PFICs that the Fund has elected to mark-to-market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling the PFIC or because of the "mark-to-market" adjustment described above, such loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses recognized with respect to the PFIC. To the extent that the Fund's loss with respect to the PFIC exceeds such limitation, the loss will generally be deferred until sold, at which point the loss will be treated as a capital loss. Although the Fund may only deduct capital losses in a given taxable year to the extent of capital gains, the Fund may carry forward remaining capital losses for up to 8 years following the taxable year in which the loss was recognized. However, the Fund does not expect to generate significant capital gains from its investments. By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to the Fund's shareholders, including the Fund, and then by the Fund to its Shareholders) in excess of the distributions that it received from PFICs. Accordingly, the Fund may need to borrow money or dispose of its interests in the Funds in order to make the required distributions. If the Fund does not make the "mark-to-market" election or treat the PFIC as a qualified electing fund ("QEF"), it would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to the Fund's shareholders, including the Fund, and then by the Fund to its Shareholders.

Fund Tax Returns and Tax Information

The Fund is required to use the accrual method of accounting and expects to use the calendar year as its tax year for income tax purposes.

After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. The Fund may become subject to income and other taxes in states and localities based on the Fund's investments in entities that conduct business in those jurisdictions.

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Shareholders are generally taxable in their state of residence on their share of the Fund's income. Shareholders may be subject to tax in other jurisdictions depending on the activities of the Funds in which the Fund invests and the laws of those jurisdictions. Additionally, Shareholders may be entitled to a credit in their state of residence for taxes paid to other jurisdictions.

Information Reporting and Backup Withholding

Information returns generally will be filed with the Internal Revenue Service in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the IRS.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund's operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. Non-U.S. investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA AND CERTAIN OTHER CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, regulations of the U.S. Department of Labor (the "DOL") provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the Fund will be proceeding on the basis that its underlying assets should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (and the Code's) fiduciary responsibility and prohibited transaction rules.

A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with

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regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

Certain prospective Benefit Plan Shareholders may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA Plan or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Benefit Plan Shareholders should consult with their own counsel and other advisors to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA or Benefit Plan Shareholders will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of these plans, whether or not subject to Section 4975 of the Code, should consult with their own counsel and other advisors regarding such matters.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Shareholders should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

ADMINISTRATOR

The Fund has retained the Administrator, Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or "Administrator"), whose principal business address is Three Canal Plaza, Suite 600, Portland, Maine 04101, to provide certain administrative and fund accounting services to the Fund. Under the terms of an administration agreement between the Fund and the Administrator (the "Administration Agreement"), the Administrator is responsible, directly or through its agents, for, among other things: (1) calculating and disseminating the net asset value of the Fund in accordance with the Declaration of Trust of the Fund; (2) preparing for review the semi-annual and annual financial statements of the Fund, as well as monthly reports regarding the performance and net asset value of the Fund; and (3) performing additional services, as agreed upon, necessary in connection with the administration of the Fund. The Administrator may retain third parties, including its affiliates or those of the Adviser, to perform some or all of these services.

The Administrator is paid a [monthly] Administrative Fee computed at an annual rate of [    ]%. The Administrative Fee may be renegotiated from time to time between the parties. The Administration Agreement may be terminated at any time by either of the parties upon not less than [    ] days' written notice.

The Administration Agreement provides that the Administrator, subject to certain limitations, will not be liable to the Fund, the Fund or to Shareholders for any and all liabilities or expenses except those arising out of the fraud, gross negligence or willful default or misconduct of the Administrator or its agents. In addition, under the Administration Agreement, the Fund has agreed to indemnify the Administrator from and against any and all liabilities and expenses whatsoever out of the Administrator's actions under the Administration Agreement, other than liability and expense arising out of the Administrator's fraud, gross negligence or willful default or misconduct.

Atlantic Shareholder Services, LLC (the "Transfer Agent") serves as Transfer Agent for the Fund. Atlantic is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing matters related to subscriptions for, and repurchases of Shares. The Transfer Agent's principal business address is Three Canal Plaza, Suite 600, Portland Maine 04101.

CUSTODIAN

Bank of New York Mellon serves as the Custodian of the assets of the Fund and may maintain custody of such assets with U.S. and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing

24

agencies), subject to policies and procedures approved by the Fund's Board of Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or subcustodians in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is ____________].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[.    ] serves as the independent registered public accounting firm of the Fund. Its principal business address is [    ].

LEGAL COUNSEL

Drinker Biddle & Reath LLP acts as legal counsel to the Fund. Its principal business address is One Logan Square, 18th and Cherry Streets, Philadelphia PA 19107.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

By virtue of its ownership of more than 25% of outstanding Shares, [    ] may be deemed to control the Fund and may be in a position to control the outcome of voting on matters as to which Shareholders are entitled to vote. It is anticipated that [    ] will no longer control the Fund as of immediately after completion of the initial offering of the Fund's Shares. [    ] maintains its principal offices at [    ].

REPORTS TO SHAREHOLDERS

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will prepare and transmit to its Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Monthly reports from the Adviser regarding the Fund's operations during each month also will be sent to the Fund's Shareholders.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on [    ]. The 12-month period ending [    ] of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

FINANCIAL STATEMENTS

[to be provided]

25

ANNEX A

PROXY VOTING POLICY AND PROCEDURES

{{{{Include from Context and Omega]

A-1

ANNEX B

DESCRIPTION OF RATINGS

Moody's Investors Service, Inc.

1. Long-Term Obligation Ratings

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2. Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

 3. US Municipal Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

4. Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

1. Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

Nature of and provisions of the obligation;

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

2. Short-Term Issue Credit Ratings

A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

3. Active Qualifiers (currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

Preliminary: Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post bankruptcy issuer as well as attributes of the anticipated obligation(s).

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This qualifier is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

4. Inactive Qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

pr: The letters 'pr' indicated that the rating was provisional. A provisional rating assumed the successful completion of the project financed by the debt being rated and indicated that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A 'q' subscript indicated that the rating was based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Ratings Scales

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include:

the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default. RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

the selective payment default on a specific class or currency of debt;

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

execution of a distressed debt exchange on one or more material financial obligations.

D: Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term category, or to Long-Term categories below 'B'.

2. Short-Term Credit Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

3. Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with ratings in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

PART C - OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements:

Part A:
Not Applicable.

Part B:
Statement of Assets and Liabilities to be filed by amendment

(2)	Exhibits:

(a)(1)	Certificate of Trust.*
(a)(2)	Agreement and Declaration of Trust.**
(b)	By-Laws.**
(c)	Not Applicable.
(d)	Not Applicable.
(e)	Not Applicable.
(f)	Not Applicable.
(g)(1)	Investment Advisory Agreement**
(g)(2)	Sub Advisory Agreement **
(h)(1)	Form of Distribution Agreement.**
(h)(2)	Selected Dealer Agreement.**
(i)	Not Applicable.
(j)	Custodian Agreement.**
(k)(1)	Not Applicable
(k)(2)	Services Agreement.**
(k)(3)	Expense Reimbursement Agreement.**
(l)	Opinion and Consent of Drinker Biddle & Reath LLP.**
(m)	Not Applicable.
(n)	Consent of Independent Registered Public Accounting Firm.**
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)(1)	Code of Ethics of the Fund.**
(r)(2)	Code of Ethics of the Investment Adviser.**
(s)	Powers of Attorney.**

*	Filed herewith.

**	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration fees	$
Printing	$
Accounting fees and expenses	$
Legal fees and expenses	$
Miscellaneous	$
Total	$

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

No person is directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by Context Advisers III, LLC (the "Adviser"), the investment adviser to the Registrant. The Adviser was formed under the laws of the State of Delaware on ____________. Additional information regarding the Adviser is set out in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-_________.)

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Title of Class: Shares of Beneficial Ownership. Number of Record Holders: 0.

ITEM 30. INDEMNIFICATION

Reference is made to Article ___of Registrant's Agreement and Declaration of Trust, to be filed as Exhibit 2(a)(2) to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Adviser, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the Adviser, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the Adviser, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Registrant hereby undertakes that it will apply the indemnification provisions of the Agreement and Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect. Registrant, in conjunction with the Adviser and Registrant's Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director or executive officer of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set out in Registrant's Prospectus in the section entitled "Management of the Fund and in the section of the Statement of Additional Information captioned "Management of the Fund." The information required by this Item 31 with respect to each managing director or officer of the Adviser is incorporated by reference to Form ADV, filed with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. ____________).

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

The Administrator maintains certain required accounting related and financial books and records of Registrant at [    ]. The other required books and records are maintained by the Adviser at 401 City Avenue, Suite 800, Bala Cynwyd, PA 19004.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

(1) The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not Applicable.

(3)	Not Applicable.

(4)	The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that, in a primary offering of securities of the Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the Registrant or its securities provided by or on behalf of the Registrant; and

(3) any other communication that is an offer in the offering made by the Registrant to the purchaser.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Context Fundamental Value Long/Short Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland and State of Maine on the 12TH day of February, 2015.

CONTEXT FUNDAMENTAL VALUE LONG/SHORT FUND

/s/Stephen J. Kneeley
By: Title:	Stephen J. Kneeley Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	Signatures	Title	Date

By:	/s/ Stephen J. Kneeley
	Stephen J. Kneeley	Trustee	February 12, 2015

EXHIBIT INDEX

EX-99 (a)(1)	Certificate of Trust.